EXHIBIT 99.1



                         [GRAPHIC OMITTED]C-BASS(sm)
                         CREDIT-BASED ASSET SERVICING
                            AND SECURITIZATION LLC




                    $272,163,000 Certificates (approximate)

                             C-BASS Mortgage Loan
                  Asset-Backed Certificates, Series 2002-CB6
                Class 1-A1, Class 2-A1, Class 3-F1, Class A-IO,
                      Class M-1, Class M-2 and Class B-1

            ***Class Sizes Are Subject To Rating Agency Approval***



                       Financial Asset Securities Corp.
                                   Depositor

              Credit-Based Asset Servicing and Securitization LLC
                                    Seller

                           Litton Loan Servicing LP
                                   Servicer




                    [GRAPHIC OMITTED]RBS Greenwich Capital
                               Lead Underwriter


                              GMAC RFC Securities
                                Co-Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



Preliminary Term Sheet 2                      Date Prepared: December 11, 2002



                                               $272,163,000 (Approximate)

                                                  C-BASS Mortgage Loan
                                       Asset-Backed Certificates, Series 2002-CB6


        ---------------------------------------------------------------------------------------------------------------------------
                           Principal       WAL (Years)      Payment Window        Expected Rating              Certificate
           Class(1,2,3)    Amount ($)     Call/Mat (3)    (Mths) Call/Mat(3)     S&P/Moody's/Fitch                 Type
           -----           ----------     -----------     -----------------      -----------------                 ----
              1-A1        $78,517,000     1.83/1.83         1-89/1-97             AAA/Aaa/AAA            Floating Rate Senior
              2-A1        $49,674,000     2.35/2.53         1-89/1-175            AAA/Aaa/AAA            Floating Rate Senior
              3-F1        $89,398,000     2.69/3.07         1-89/1-191            AAA/Aaa/AAA             Fixed Rate Senior
              A-IO            (4)            N/A                N/A               AAA/Aaa/AAA             Fixed Rate Senior
               M-1        $21,971,000     5.11/5.66        42-89/42-173            AA/Aa2/AA          Floating Rate Subordinate
               M-2        $19,845,000     5.00/5.50        39-89/39-158             A/A2/A            Floating Rate Subordinate
               B-1        $12,758,000     4.95/5.33        37-89/37-135           BBB/Baa/BBB         Floating Rate Subordinate
               B-2         $3,544,000          Not Offered Hereby                BBB-/Baa3/BBB-       Floating Rate Subordinate
               B-3         $3,544,000          Not Offered Hereby                  BB/Ba2/BB          Floating Rate Subordinate
                         ------------
        Total:           $279,251,000
        ---------------------------------------------------------------------------------------------------------------------------

(1)  The Class 1-A1 Certificates are backed primarily by the cash flows from the Group I Mortgage Pool. The Class 2-A1
     Certificates are backed primarily by the cash flows from the Group II Mortgage Pool. The Class 3-F1 Certificates are
     backed primarily by the cash flows from the Group III Mortgage Pool. The Class A-IO, Class M-1, Class M-2, Class B-1,
     Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Pool, Group II Mortgage Pool and Group III Mortgage Pool. The principal balance of each class of Offered Certificates (as defined herein) is subject to rating agency approval and is further subject to a +/- 10% variance.
(2)  The Class 1-A1 and Class 2-A1 Certificates will accrue interest at a variable rate (subject to the related Group Cap).
     If the optional clean-up call is not exercised by the Servicer or an affiliate, the margin on the Class 1-A1 and Class
     2-A1 Certificates will increase by 2.0x. The Class 3-F1 and Class A-IO Certificates will accrue interest at a fixed rate
     (subject to, in the case of the Class 3-F1 Certificates, the related Group Cap). If the optional clean-up call is not exercised by the Servicer or an affiliate, the interest rate on the Class 3-F1 Certificates will increase by 50 basis points. The Subordinate Certificates (as defined herein) will accrue interest at a variable rate (subject to the Pool
     Cap). If the optional clean-up call is not exercised by the Servicer or an affiliate, the margin on the Subordinate
     Certificates will increase by 1.5x.
(3)  See "Pricing Prepayment Speed" herein.
(4)  The Class A-IO Certificates will not receive any principal payments, but will accrue interest on its notional balance, which is expected to initially equal $216,584,000 and will reduce to $0.00 from month 2 through month 13, pursuant to the Class A-IO Notional Balance Schedule herein and remain at $0.00 thereafter.



Depositor:                     Financial Asset Securities Corp.

Servicer:                      Litton Loan Servicing LP, a subsidiary of the seller

Underwriter:                   Greenwich Capital Markets, Inc.

Co-Underwriter:                GMAC RFC Securities

Trustee:                       JP Morgan Chase

Custodian:                     The Bank of New York

Certificates:                  The "Senior Certificates" will consist of the Class 1-A1, Class 2-A1, Class 3-F1 and Class
                               A-IO Certificates, and the "Subordinate Certificates" will consist of the Class M-1, Class
                               M-2, Class B-1,

                                            RBS Greenwich Capital                                                 2

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.


                               Class B-2 and Class B-3 Certificates. The Senior Certificates along with the Subordinate
                               Certificates are referred to herein as the "Certificates." Only the Senior Certificates and
                               the Class M-1, Class M-2 and Class B-1 Certificates are being marketed hereby (the "Offered
                               Certificates").

Federal Tax Status:            The Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC and, upon request, through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                  The close of business on December 1, 2002.

Expected Pricing Date:         On or about December [12], 2002.

Expected Closing Date:         On or about December [23], 2002.

Expected Settlement Date:      On or about December [23], 2002.

Distribution Date:             The 25th day of each month (or if not a business day, the next succeeding business day)
                               commencing in January 2003.

Servicing Fee:                 0.50% per annum of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                   0.01% per annum of the aggregate principal balance of the Mortgage Loans.

Optional Clean-Up Call:        Any Distribution Date on or after which the aggregate principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date.

Accrued Interest:              The price to be paid by investors for the Class 1-A1, Class 2-A1, Class M-1, Class M-2, and
                               Class B-1 Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class 3-F1 and Class A-IO Certificates will include accrued interest from
                               December 1, 2002 up to, but not including, the Settlement Date ([22] days).

ERISA Eligibility:             The Senior Certificates are and the Subordinate Certificates are not expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:             The Class 1A-1 Certificates may constitute and all other Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                               FRM Loans:                  23% CPR
                               ARM Loans:                  30% CPR

Monthly Servicer
Advances:                      Actuarial Loans
                               ---------------



                                               RBS Greenwich Capital                                                 3

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.


                               The Servicer is required to advance scheduled principal and interest (net of the Servicing
                               Fee) for any delinquent Mortgage Loan until such loan is liquidated or until it deems such advance to be nonrecoverable. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the
                               Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") or similar state laws.

                               Simple Interest Loans
                               ---------------------

                               The Servicer is not required to advance scheduled principal and interest for any delinquent
                               Simple Interest Loan.

Compensating Interest:         The Servicer, on any Distribution Date, is obligated to offset any prepayment interest shortfall on actuarial interest mortgage loans with "Compensating Interest" to the extent of one-half of its Servicing Fee for such Distribution Date. Such Compensating Interest will be contributed to the trust as part of the interest remittance amount for each applicable
                               Mortgage Pool.

Mortgage Loans:                As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein was approximately $283,503,184 of fixed-rate and adjustable rate, conforming and non-conforming balance, first and second lien mortgage loans (the "Mortgage Loans"). See attached collateral descriptions for more information.

                               The Mortgage Loans will be divided into the Group I Mortgage Pool, Group II Mortgage Pool and
                               Group III Mortgage Pool (each a "Mortgage Pool"). As of the Cut-off Date, the "Group I
                               Mortgage Pool" consisted primarily of conforming balance, first lien, adjustable rate mortgage loans with an aggregate principal balance of $102,302,253.

                               As of the Cut-off Date, the "Group II Mortgage Pool" consisted primarily of non-conforming balance, first and second lien, adjustable and fixed rate mortgage loans with an aggregate principal balance of $64,721,763.

                               As of the Cut-off Date, the "Group III Mortgage Pool" consisted primarily of conforming balance, first and second lien, fixed rate mortgage loans with an aggregate principal balance of $116,479,168.

Pass-Through Rate:             The Pass-Through Rate for the Class 1-A1 and Class 2-A1 Certificates is as follows:

                                   (x)  Prior to the Optional Clean-up Call, the lesser of (i) 1-Month LIBOR plus the applicable margin which will be set at the Pricing Date for each class and (ii) the related Group Cap for such Distribution Date; and

                                   (y)  After the Optional Clean-up Call, the lesser of (i) 1-Month LIBOR plus 2.0 times the original margin as of the Pricing Date for such Certificates and (ii) the related
                                        Group Cap for such Distribution Date.

                               The Pass-Through Rate for the Class 3-F1 Certificates is as follows:

                                   (x)  Prior to the Optional Clean-up Call, the lesser of (i) a fixed rate which will be set at the Pricing Date and (ii) the related Group Cap for such Distribution Date; and


                                            RBS Greenwich Capital                                                 4

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



                                   (y)  After the Optional Clean-up Call, the lesser of (i) the fixed rate as of the Pricing
                                        Date plus 50 basis points and (ii) the related Group Cap for such Distribution Date.

                               The Pass-Through Rate for the Class A-IO Certificates will equal a fixed rate which will be set at the Pricing Date.

                               The Pass-Through Rate for the Subordinate Certificates is as follows:

                                   (x)  Prior to the Optional Clean-up Call, the lesser of (i) 1-Month LIBOR plus the applicable margin which will be set at the Pricing Date for each class and (ii) the
                                        Pool Cap for such Distribution Date; and

                                   (y)  After the Optional Clean-up Call, the lesser of (i) 1-Month LIBOR plus 1.5 times the original margin as of the Pricing Date for such Certificates and (ii) the Pool Cap for such Distribution Date.

Net Mortgage Interest Rate:    The Net Mortgage Interest Rate for each Mortgage Loan is the applicable Mortgage Interest Rate less the sum of (i) the Servicing Fee Rate and (ii) the rate at which the Trustee Fee accrues.

The Pool Cap:                  The "Pool Cap" for any Distribution Date will be a per annum rate equal to the weighted average of the Group Caps, weighted in each case on the basis of the difference of the aggregate principal balance of the Mortgage Loans in each respective Mortgage Pool for such
                               Distribution Date less the aggregate principal balance of the related Class A Certificates for such Distribution Date; such result adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

The Group Cap:                 The "Group Cap" for any Distribution Date and each of the Class 1-A1, Class 2-A1 and Class
                               3-F1 Certificates will be a per annum rate equal to the average of the Net Mortgage Interest
                               Rates for the Mortgage Loans in the related Mortgage Pool (weighted on the basis of the aggregate principal balance of the related Mortgage Loans as of the first day of the related collection period) less a fraction, the numerator of which is the Class A-IO Interest
                               Component for such Group and the denominator of which is the aggregate principal balance of the Mortgage Loans in the related Mortgage Pool for such Distribution Date; such result in the case of the Class 2-A1 Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Interest Accrual Period:       The interest accrual period for each Distribution Date with respect to the Class 1-A1, Class
                               2-A1 and Subordinate Certificates will be the period beginning with the previous Distribution
                               Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

                               The interest accrual period for the Class 3-F1 and Class A-IO Certificates with respect to any
                               Distribution Date will be the calendar month preceding such Distribution Date (based on a
                               360-day year consisting of twelve 30-day months).

Interest Carry Forward
Amount:                        As of any Distribution Date, the sum of:

                                   (x)  the excess, if any, of the accrued certificate interest and any Interest Carry
                                        Forward Amount for the previous Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date; and



                                            RBS Greenwich Capital                                                 5

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.


                                   (y)  interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

LIBOR Carryover
Amount:                        If on any Distribution Date, the Pass-Through Rate for any class of Certificates (other than the Class 3-F1 and Class A-IO Certificates) is limited by a Group Cap or the Pool Cap, the
                               "LIBOR Carryover Amount" will equal the excess of (i) the amount of interest that each Class of Certificates would have been entitled to receive on such Distribution Date based on the applicable Pass Through Rate, over (ii) the amount of interest the Certificates received on such Distribution Date based on a Group Cap or the Pool Cap, together with the unpaid portion of any such excess from previous Distribution Dates plus interest accrued thereon. The LIBOR
                               Carryover Amount will be distributed first to the related Senior Certificates, second to the unrelated Senior Certificates (other than the Class 3-F1 and Class A-IO Certificates), then sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates in
                               that order.

Credit Enhancement:            Consists of the following:
                                   1) Excess Cashflow;
                                   2) Overcollateralization Amount; and
                                   3) Subordination

Excess Cashflow:               The "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization
Amount:                        The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing
                               Date, the Overcollateralization Amount will be equal to approximately [1.50%] of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the
                               Overcollateralization Amount is reduced below the Required Overcollateralization Target,
                               Excess Cashflow will be directed to build the Overcollateralization Amount until the Required
                               Overcollateralization Target is reached.

Required
Overcollateralization Target:  On any Distribution Date, the "Required Overcollateralization Target" is equal to:
                               (i)   prior to the Stepdown Date, [1.50%]* of the aggregate principal balance of the Mortgage
                                     Loans as of the Closing Date, and
                               (ii)  on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:
                               (a)   [3.00%]* of the current balance of the Mortgage Loans;
                               (b)   [0.50%]* of the initial balance of the Certificates (the "OC Floor").


                                            RBS Greenwich Capital                                                 6

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



                               (iii) during the occurrence and continuation of a Trigger Event, the Required
                                     Overcollateralization Target as of the previous Distribution Date.

                                *These numbers are pending rating agency approval and are subject to revision.

Overcollateralization
Release Amount:                With respect to any Distribution Date, on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the principal collections for such Distribution Date and
                               (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the principal collections are applied as principal payment on the
                               Certificates (excluding the Class A-IO Certificates) on such Distribution Date, over (ii) the
                               Required Overcollateralization Target for such Distribution Date. With respect to any
                               Distribution Date on or after the Stepdown Date on which a Trigger Event is in effect, the
                               Overcollateralization Release Amount will be zero.

Stepdown Date:                 The earlier to occur of
                               (i)   the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero and
                               (ii)  the later to occur of
                                     (x)   the Distribution Date occurring in January 2006 and
                                     (y)   the first Distribution Date on which the Credit Enhancement Percentage with respect to the Senior Certificates is greater than or equal to two times the initial Credit
                                           Enhancement Percentage with respect to the Senior Certificates.

Credit Enhancement
Percentage:                    The "Credit Enhancement Percentage" for a Distribution Date and any Certificate is equal to
                               (i) the sum of (a) the aggregate principal balance of the Certificates subordinate to such
                               Certificate and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

                                                               Credit Enhancement                Credit Enhancement
                                                              Percentage Prior to                 Percentage After
                                                                 Stepdown Date                      Stepdown Date
                                                              -------------------                ------------------
                                      Class A                      [23.25%]*                           [46.50%]*
                                        M-1                        [15.50%]*                           [31.00%]*
                                        M-2                         [8.50%]*                           [17.00%]*
                                        B-1                         [4.00%]*                            [8.00%]*
                                        B-2                         [2.75%]*                            [5.50%]*
                                        B-3                         [1.50%]*                            [3.00%]*

                               *These numbers are pending rating agency approval and are subject to revision.

Trigger Event:                 Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

                               (a) The six-month rolling average of the 60+ Day Delinquent Loans equals or exceeds [49%]* of the Credit Enhancement Percentage with respect to the Senior Certificates; or

                               (b) The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the initial pool balance



                                            RBS Greenwich Capital                                                 7

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



                               exceeds the applicable percentages set forth below with respect to such Distribution Date:

                               Distribution Date:                                   Percentage:
                               ------------------                                   -----------
                               January 2006 to December 2006                         [3.00%]*
                               January 2007 to December 2007                         [3.75%]*
                               January 2008 to December 2008                         [4.75%]*
                               January 2009 and thereafter                           [5.50%]*

                               *These numbers are pending rating agency approval and are subject to revision.

60+ Day Delinquent Loan:       Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

Realized Losses:               If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses on the Mortgage Loans will, in effect, be absorbed first, by the Excess Cashflow and second by the reduction of the Overcollateralization Amount.
                               Following the reduction of any Overcollateralization Amount to zero, all allocable Realized
                               Losses will be applied in reverse sequential order (first to the Class B-3 Certificates, second to the Class B-2 Certificates, third to the Class B-1 Certificates, fourth to the Class
                               M-2 Certificates and fifth to the Class M-1 Certificates). Realized Losses will not be allocated to the Senior Certificates.









Class A-IO Interest
Distribution Amount:           The Class A-IO Certificate interest distribution amount for any Distribution Date will be an amount equal to the sum of:
                               (i)      the "Group I Class A-IO Interest Component" which will equal the product of (a) the
                                        Class A-IO Certificate interest rate multiplied by (b) the lesser of (i) the Group I
                                        Scheduled IO Notional Balance for such Distribution Date as indicated in the Class
                                        A-IO Notional Balance Schedule and (ii) the aggregate principal balance of the Group
                                        I Mortgage Pool for such Distribution Date; and


                                            RBS Greenwich Capital                                                 8

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.




                                (ii)    the "Group II Class A-IO Interest Component" which will equal the product of (a) the
                                        Class A-IO Certificate interest rate multiplied by (b) the lesser of (i) the Group II
                                        Scheduled IO Notional Balance for such Distribution Date as indicated in the Class
                                        A-IO Notional Balance Schedule and (ii) the aggregate principal balance of the Group
                                        II Mortgage Pool for such Distribution Date; and
                               (iii)    the "Group III Class A-IO Interest Component" which will equal the product of
                                        (a) the Class A-IO Certificate interest rate multiplied by (b) the lesser of (i) the
                                        Group III Scheduled IO Notional Balance for such Distribution Date as indicated in the Class A-IO Notional Balance Schedule and (ii) the aggregate principal balance of the Group III Mortgage Pool for such Distribution Date; and

Class A-IO Notional
Balance Schedule:               The notional balance of the Class A-IO Certificates for any Distribution Date will equal the sum, for each respective Group, of the lesser of (i) the Group Scheduled IO Notional Balance and (ii) the aggregate principal balance of the Mortgage Pool.

                                                       Group I                    Group II                Group III
                                                      Scheduled IO              Scheduled IO             Scheduled IO
                                     Period        Notional Balance          Notional Balance         Notional Balance
                                     ------         -----------------         -----------------        ----------------
                                       1            $70,589,000.00             $44,658,000.00           $101,337,000.00
                                       2            $60,358,000.00             $38,186,000.00           $87,359,000.00
                                       3            $60,358,000.00             $38,186,000.00           $87,359,000.00
                                       4            $57,289,000.00             $36,244,000.00           $82,700,000.00
                                       5            $52,174,000.00             $33,008,000.00           $76,876,000.00
                                       6            $49,105,000.00             $31,066,000.00           $72,217,000.00
                                       7            $45,013,000.00             $28,478,000.00           $66,393,000.00
                                       8            $42,967,000.00             $27,183,000.00           $62,899,000.00
                                       9            $40,921,000.00             $25,889,000.00           $58,240,000.00
                                       10           $37,852,000.00             $23,947,000.00           $54,745,000.00
                                       11           $34,783,000.00             $22,005,000.00           $51,251,000.00
                                       12           $32,737,000.00             $20,711,000.00           $47,756,000.00
                                       13                $0.00                      $0.00                    $0.00



Priority of
Distributions:                 Available funds from the Mortgage Loans will be distributed as follows:

                               1)   Interest funds, as follows: first to pay Servicing Fees, Trustee Fees, second, monthly interest plus any Interest Carry Forward Amount to the Senior Certificates as described under "Senior Certificate Payment Priority", third, monthly interest plus any Interest
                                    Carry Forward Amount sequentially to the Class M-1, Class M-2, Class B-1, Class B-2 and
                                    Class B-3 Certificates, in that order.


                                            RBS Greenwich Capital                                                 9

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



                               2)   Principal funds, as follows: monthly principal to the Senior Certificates as described under "Senior Certificate Payment Priority", based on the principal collected, as described under "Principal Paydown", then monthly principal sequentially to the Class
                                    M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates in that order as described under "Principal Paydown."
                               3)   Excess Cashflow as follows: as principal to the Certificates to maintain the
                                    Overcollateralization Amount as described under "Principal Paydown" in the order of priority described below, then any previously unpaid interest to the Senior Certificates as described under "Senior Certificate Payment Priority", then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2
                                    Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class B-1 Certificates, then any unpaid applied Realized Loss amount to the Class B-1 Certificates, then any previously unpaid interest to the Class B-2 Certificates, then any unpaid applied Realized Loss amount to the Class B-2 Certificates then any previously unpaid interest to the Class B-3
                                    Certificates, then any unpaid applied Realized Loss amount to the Class B-3 Certificates.
                               4)   To the extent available, any remaining Excess Cashflow to pay any LIBOR Carryover Amount, first to the related Senior Certificates, second to the unrelated Senior Certificates
                                    (other than the Class 3-F1 and Class A-IO Certificates), then sequentially to the Class
                                    M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates in that order.
                               5)   Any remaining Excess Cashflow as described in the pooling agreement.

Principal Paydown:             Principal allocated to the Certificates will be distributed as follows:

                               1)   Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, as described under "Senior Certificate Payment
                                    Priority", provided however if the Senior Certificates other than the Class A-IO
                                    Certificates have been retired, principal will be applied sequentially to the Class M-1,
                                    Class M-2, Class B-1, Class B-2 and Class B-3 Certificates, in that order.
                               2)   On or after the Stepdown Date and if a Trigger Event is not in effect, the
                                    Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior




                                            RBS Greenwich Capital                                                 10

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.




                                     Certificates, as described under "Senior Certificate Payment Priority", such that the
                                     Senior Certificates will have at least [46.50%] credit enhancement, second to the Class
                                     M-1 Certificates such that the Class M-1 Certificates will have at least [31.00%] credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [17.00%] credit enhancement, fourth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least [8.00%] credit enhancement, fifth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least [5.50%] credit enhancement, and sixth to the Class B-3 Certificates such that the
                                     Class B-3 Certificates will have at least [3.00%] credit enhancement (subject, in each case, to any overcollateralization floors).

Senior Certificate
Payment Priority:              On each Distribution Date, available funds collected from the Group I Mortgage Pool,
                               Group II Mortgage Pool and Group III Mortgage Pool will be distributed to the Senior
                               Certificates in the manner described below.

                               Interest collections from each respective Mortgage Pool will be distributed sequentially in the following order of priority:
                                   1)   Monthly interest concurrently on a pro-rata basis to the related class of Class A
                                        Certificates and the Class A-IO Certificates to the extent of the Class A-IO Interest
                                        Component for that Group.
                                   2)   To the related class of Class A Certificates, any Interest Carry Forward Amount.
                                   3)   In each case to the extent not paid from the related Mortgage Pool in accordance with rule 1 above, monthly interest concurrently on a pro-rata basis to the other classes of Class A Certificates and the Class A-IO Certificates to the extent of the
                                        Class A-IO Interest Component for the other Groups.
                                   4)   In each case to the extent not paid from the related Mortgage Pool in accordance with rule 2 above, to the other classes of Class A Certificates any Interest Carry
                                        Forward Amount.

                               Principal collections will be distributed sequentially in the following order of priority:
                                   1)   To each class of Class A Certificates, an amount equal to the product of the principal collections and the related Mortgage Pool Principal Percentage, until the aggregate principal balance thereof has been reduced to zero.
                                   2)   Any remaining amounts concurrently on a pro-rata basis to the other classes of
                                        Class A Certificates until the aggregate principal balances thereof have been reduced to zero.

Mortgage Pool Principal
Percentage:                    The "Mortgage Pool Principal Percentage" for each respective Mortgage Pool and any
                               Distribution Date will equal the percentage equivalent of a fraction, the numerator of which is the aggregate amount of principal collections (including advanced by the Servicer)
                               allocable to such Mortgage Pool for the related collection period and the denominator of which is the aggregate amount of principal collections (including any principal advanced by the
                               Servicer) from the Mortgage Loans for the related collection period.




                                            RBS Greenwich Capital                                                 11


                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                     RBS Greenwich Capital                     12

   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                         Weighted Average Life Tables

Class 1-A1 Certificates to
Call
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    18.82           3.98              2.62             1.83           1.23          0.97         0.79
 MDUR (yr)                   15.19           3.68              2.48             1.76           1.19          0.95         0.77
 First Prin Pay            01/25/03        01/25/03          01/25/03         01/25/03       01/25/03      01/25/03     01/25/03
 Last Prin Pay             10/25/30        04/25/17          12/25/12         05/25/10       06/25/08      05/25/05     12/25/04
-----------------------------------------------------------------------------------------------------------------------------------



Class 1-A1 Certificates to
Maturity
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    18.99           4.01              2.63             1.83           1.23          0.97         0.79
 MDUR (yr)                   15.29           3.71              2.49             1.76           1.19          0.95         0.77
 First Prin Pay            01/25/03        01/25/03          01/25/03         01/25/03       01/25/03      01/25/03     01/25/03
 Last Prin Pay             08/25/32        06/25/20          07/25/14         01/25/11       06/25/08      05/25/05     12/25/04
-----------------------------------------------------------------------------------------------------------------------------------



Class 2-A1 Certificates to Call
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    15.84           4.75              3.24             2.35           1.68          1.16         0.96
 MDUR (yr)                   13.02           4.32              3.02             2.22           1.61          1.13         0.94
 First Prin Pay            01/25/03        01/25/03          01/25/03         01/25/03       01/25/03      01/25/03     01/25/03
 Last Prin Pay             10/25/30        04/25/17          12/25/12         05/25/10       10/25/08      11/25/05     04/25/05
-----------------------------------------------------------------------------------------------------------------------------------



Class 2-A1 Certificates to
Maturity
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    15.86           5.00              3.46             2.53           1.80          1.16         0.96
 MDUR (yr)                   13.04           4.50              3.20             2.37           1.72          1.13         0.94
 First Prin Pay            01/25/03        01/25/03          01/25/03         01/25/03       01/25/03      01/25/03     01/25/03
 Last Prin Pay             10/25/31        08/25/27          06/25/21         07/25/17       11/25/13      11/25/05     04/25/05
-----------------------------------------------------------------------------------------------------------------------------------




                           RBS Greenwich Capital                                                                13

   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



Class 3-F1 Certificates to Call
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    14.10           5.26              3.65             2.69           1.97          1.30         1.08
 MDUR (yr)                   10.09           4.33              3.17             2.40           1.81          1.23         1.03
 First Prin Pay            01/25/03        01/25/03          01/25/03         01/25/03       01/25/03      01/25/03     01/25/03
 Last Prin Pay             03/25/30        04/25/17          12/25/12         05/25/10       10/25/08      11/25/05     05/25/05
-----------------------------------------------------------------------------------------------------------------------------------



Class 3-F1 Certificates to
Maturity
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    14.10           5.71              4.10             3.07           2.30          1.30         1.08
 MDUR (yr)                   10.09           4.56              3.43             2.66           2.04          1.23         1.03
 First Prin Pay            01/25/03        01/25/03          01/25/03         01/25/03       01/25/03      01/25/03     01/25/03
 Last Prin Pay             03/25/30        02/25/29          08/25/23         11/25/18       04/25/16      11/25/05     05/25/05
-----------------------------------------------------------------------------------------------------------------------------------



Class M-1 Certificates to Call
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    24.55           9.54              6.54             5.11           4.86          4.63         3.73
 MDUR (yr)                   17.45           8.14              5.83             4.67           4.48          4.28         3.49
 First Prin Pay            06/25/21        07/25/07          01/25/06         06/25/06       11/25/06      11/25/05     05/25/05
 Last Prin Pay             10/25/30        04/25/17          12/25/12         05/25/10       10/25/08      08/25/07     10/25/06
-----------------------------------------------------------------------------------------------------------------------------------



Class M-1 Certificates to
Maturity
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    24.74          10.24              7.18             5.66           5.29          6.31         5.13
 MDUR (yr)                   17.54           8.58              6.29             5.09           4.83          5.67         4.69
 First Prin Pay            06/25/21        07/25/07          01/25/06         06/25/06       11/25/06      11/25/05     05/25/05
 Last Prin Pay             07/25/32        10/25/26          10/25/20         05/25/17       05/25/14      10/25/13     01/25/12
-----------------------------------------------------------------------------------------------------------------------------------





                           RBS Greenwich Capital                                                                14

   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates.
Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.





Class M-2 Certificates to Call
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    24.55           9.54              6.54             5.00           4.35          4.11         3.43
 MDUR (yr)                   15.59           7.71              5.60             4.43           3.92          3.74         3.16
 First Prin Pay            06/25/21       07/25/07          01/25/06         03/25/06        05/25/06      06/25/06     11/25/05
 Last Prin Pay             10/25/30       04/25/17          12/25/12         05/25/10        10/25/08      08/25/07     10/25/06
-----------------------------------------------------------------------------------------------------------------------------------



Class M-2 Certificates to
Maturity
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    24.73          10.17              7.12             5.50           4.74          4.44         3.70
 MDUR (yr)                   15.65           8.05              5.98             4.78           4.22          4.00         3.38
 First Prin Pay            06/25/21       07/25/07          01/25/06         03/25/06        05/25/06      06/25/06     11/25/05
 Last Prin Pay             05/25/32       03/25/25          04/25/19         02/25/16        04/25/13      06/25/11     12/25/09
-----------------------------------------------------------------------------------------------------------------------------------



Class B-1 Certificates to Call
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    24.55           9.54              6.54             4.95           4.17          3.71         3.08
 MDUR (yr)                   13.30           7.10              5.26             4.18           3.61          3.27         2.76
 First Prin Pay            06/25/21       07/25/07          01/25/06         01/25/06        02/25/06      02/25/06     08/25/05
 Last Prin Pay             10/25/30       04/25/17          12/25/12         05/25/10        10/25/08      08/25/07     10/25/06
-----------------------------------------------------------------------------------------------------------------------------------



Class B-1 Certificates to
Maturity
-----------------------------------------------------------------------------------------------------------------------------------
FRM Prepayment Speed         0.00% CPR     11.50% CPR       17.25% CPR        23.00% CPR     28.75% CPR    34.50% CPR   40.25% CPR
ARM Prepayment Speed         0.00% CPR     15.00% CPR       22.50% CPR        30.00% CPR     37.50% CPR    45.00% CPR   52.50% CPR
===================================================================================================================================
 WAL (yr)                    24.70           9.97              7.00             5.33           4.46          3.95         3.28
 MDUR (yr)                   13.34           7.29              5.52             4.41           3.81          3.45         2.91
 First Prin Pay            06/25/21       07/25/07          01/25/06         01/25/06        02/25/06      02/25/06     08/25/05
 Last Prin Pay             02/25/32       07/25/22          09/25/17         03/25/14        11/25/11      02/25/10     11/25/08
-----------------------------------------------------------------------------------------------------------------------------------




                           RBS Greenwich Capital                                                                15


   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                Mortgage Loans
                            As of the Cut-off Date

Total Current Balance                           $283,503,184
Total Original Balance                          $288,123,695

Number Of Loans                                        2,804

                                                                           Minimum          Maximum
Average Current Balance                          $101,106.70               $1,232.96        $992,974.94
Average Original Balance                         $102,754.53               $2,900.00      $1,000,000.00

Weighted Average Gross Coupon                          8.873  %                5.000             18.000  %
Weighted Average Gross Coupon 6 Month LIBOR            8.504  %                5.950             14.000  %
Weighted Average Gross Coupon 1 Year Treasury          7.295  %                5.500             10.625  %
Weighted Average Gross Coupon Other                    6.979  %                6.250             11.850  %

Weighted Average Gross Margin                          7.113  %                0.000             11.920  %
Weighted Average Gross Margin 6 Month LIBOR            7.145  %                2.500             11.920  %
Weighted Average Gross Margin 1 Year Treasury          3.666  %                3.000              6.500  %
Weighted Average Gross Margin Other                    2.791  %                0.000              7.518  %

Weighted Average Initial Rate Cap                      1.970  %                1.000              5.000  %
Weighted Average Period Rate Cap                       1.291  %                1.000              2.000  %
Weighted Average Minimum Rate                          8.291  %                2.250             14.000  %
Weighted Average Maximum Rate                         15.395  %               11.250             20.070  %

Weighted Average Next Reset                           23.74  months            1.00              51.00  months

Weighted Average Original Term                       321.57  months           36.00             485.00  months
Weighted Average Remaining Term                      309.52  months           26.00             360.00  months
Weighted Average Seasoning                            12.06  months            1.00             319.00  months

Weighted Average Combined Original LTV                84.29  %                16.36             126.68  %

Weighted Average FICO Score                             629                     410                826

Top State Concentrations ($)                     27.60% California,  6.65% Florida, 5.40% Illinois
Maximum Zip Code Concentration ($)               0.39%  91913



                           RBS Greenwich Capital                                                       16


   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                      % of Aggregate
                                                                          Principal Balance        Principal Balance
                                                         Number of        Outstanding as of        Outstanding as of
Group                                               Mortgage Loans        the Cut-off Date          the Cut-off Date
-----                                               --------------        ----------------         ------------------
 Group I                                                       812        $102,302,252.91                    36.09%
 Group II                                                      361          64,721,763.26                    22.83
 Group III                                                   1,631         116,479,167.85                    41.09
---------------------------------------------------------------------------------------------------------------------
Total                                                        2,804        $283,503,184.02                   100.00%
=====================================================================================================================

                                                                                                       % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                         Number of        Outstanding as of         Outstanding as of
Agency                                              Mortgage Loans        the Cut-off Date           the Cut-off Date
------                                              --------------        ----------------          -----------------
 Conforming                                                  2,443        $218,781,420.76                    77.17%
 Non Conforming                                                361          64,721,763.26                    22.83
---------------------------------------------------------------------------------------------------------------------
Total                                                        2,804        $283,503,184.02                   100.00%
=====================================================================================================================

                                                                                                       % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                         Number of        Outstanding as of         Outstanding as of
Product                                             Mortgage Loans        the Cut-off Date            the Cut-off Date
-------                                             --------------        ----------------          -----------------
 1 Year Treasury                                                 5            $600,588.68                     0.21%
 2/13 ARM                                                        2             300,362.75                     0.11
 2/28 ARM                                                      477          64,075,926.72                    22.60
 3 Year Contract ARM                                             1              21,357.86                     0.01
 3/12 ARM                                                        2              72,586.72                     0.03
 3/27 ARM                                                      333          53,626,531.69                    18.92
 5/25 ARM                                                        1             344,863.22                     0.12
 6 Month LIBOR                                                  92           8,890,689.62                     3.14
 ARM Balloon                                                     1              94,280.76                     0.03
 Fixed Rate                                                  1,174         113,575,853.16                    40.06
 Fixed Rate Balloon                                            716          41,900,142.84                    14.78
----------------------------------------------------------------------------------------------------------------------
Total                                                        2,804        $283,503,184.02                   100.00%
======================================================================================================================






                           RBS Greenwich Capital                                                17



   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                         Number of        Outstanding as of         Outstanding as of
Delinquency                                         Mortgage Loans        the Cut-off Date           the Cut-off Date
-----------                                         --------------        ----------------          -----------------
 Current                                                     2,718        $275,935,625.75                    97.33%
 30-59 Days                                                     86           7,567,558.27                     2.67
----------------------------------------------------------------------------------------------------------------------
Total                                                        2,804        $283,503,184.02                   100.00%
======================================================================================================================

                                                                                                       % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                         Number of        Outstanding as of         Outstanding as of
Section 32                                          Mortgage Loans        the Cut-off Date           the Cut-off Date
----------                                          --------------        ----------------          -----------------
 Non Section 32                                              2,796        $283,018,733.32                    99.83%
 Section 32                                                      8             484,450.70                     0.17
----------------------------------------------------------------------------------------------------------------------
Total                                                        2,804        $283,503,184.02                   100.00%
======================================================================================================================

                                                                                                       % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                         Number of        Outstanding as of         Outstanding as of
Lien Position                                       Mortgage Loans        the Cut-off Date           the Cut-off Date
-------------                                       --------------        ----------------          -----------------
 First Lien                                                  1,933        $252,508,638.86                    89.07%
 Second Lien                                                   871          30,994,545.16                    10.93
---------------------------------------------------------------------------------------------------------------------
Total                                                        2,804        $283,503,184.02                   100.00%
=====================================================================================================================




                           RBS Greenwich Capital                                                18




   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Note Type                              Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                              --------------                  ----------------                 ----------------
 Conventional                                   2,516                   $245,618,038.42                           86.64%
 FHA                                                1                         89,251.51                             0.03
 FHA Uninsured                                      3                        718,947.63                             0.25
 PMI                                              164                     30,653,470.11                            10.81
 Seller Financed Mortgage                         120                      6,423,476.35                             2.27
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Amortization                           Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------                           --------------                  ----------------                 ----------------
 Balloon                                          717                    $41,994,423.60                           14.81%
 Fully Amortizing                               2,087                    241,508,760.42                            85.19
------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Prepayment Penalty                     Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------------                     --------------                  ----------------                 ----------------
 No Prepayment Penalty                            963                    $79,671,958.79                           28.10%
 Prepayment Penalty                             1,841                    203,831,225.23                            71.90
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Seller Financed                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------------                        --------------                  ----------------                 ----------------
 Non Seller Financed                            2,684                   $277,079,707.67                           97.73%
 Seller Financed                                  120                      6,423,476.35                             2.27
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================




                           RBS Greenwich Capital                                                19





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Loan Index                             Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------                             --------------                  ----------------                 ----------------
 1 Month LIBOR                                      1                        $52,061.97                            0.02%
 1 Year LIBOR                                       1                        344,863.22                             0.12
 1 Year Treasury                                    6                        661,830.17                             0.23
 6 Mo LIBOR                                       905                    126,947,074.80                            44.78
 Contract                                           1                         21,357.86                             0.01
 Fixed Rate                                     1,890                    155,475,996.00                            54.84
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Loan Type                              Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                              --------------                  ----------------                 ----------------
 Non Sub Prime                                    421                    $57,466,343.05                           20.27%
 Sub Prime                                      2,383                    226,036,840.97                            79.73
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Current Balance ($)                    Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------                    --------------                  ----------------                 ----------------
   1,233 -  50,000                                983                    $28,920,005.89                           10.20%
  50,001 - 100,000                                804                     59,177,213.29                            20.87
 100,001 - 150,000                                459                     56,243,207.82                            19.84
 150,001 - 200,000                                232                     40,189,522.71                            14.18
 200,001 - 250,000                                118                     26,237,317.57                             9.25
 250,001 - 300,000                                 81                     22,255,400.29                             7.85
 300,001 - 350,000                                 45                     14,654,180.85                             5.17
 350,001 - 400,000                                 43                     16,287,578.97                             5.75
 400,001 - 450,000                                 17                      7,217,344.39                             2.55
 450,001 - 500,000                                 13                      6,146,854.29                             2.17
 500,001 - 550,000                                  4                      2,075,553.71                             0.73
 600,001 - 650,000                                  2                      1,289,650.48                             0.45
 800,001 - 850,000                                  1                        825,000.00                             0.29
 950,001 - 992,975                                  2                      1,984,353.76                             0.70
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================




                           RBS Greenwich Capital                                                20




   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                             Number of                Outstanding as of                Outstanding as of
Gross Coupon (%)                        Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------------                        --------------                 ----------------                 ----------------
  5.000 -  5.000                                     1                       $41,033.22                            0.01%
  5.001 -  5.500                                     1                        90,819.06                             0.03
  5.501 -  6.000                                     4                       698,642.41                             0.25
  6.001 -  6.500                                    20                     3,683,666.14                             1.30
  6.501 -  7.000                                   105                    21,783,522.00                             7.68
  7.001 -  7.500                                   219                    37,190,528.18                            13.12
  7.501 -  8.000                                   375                    58,261,040.20                            20.55
  8.001 -  8.500                                   234                    34,043,922.71                            12.01
  8.501 -  9.000                                   270                    35,529,200.61                            12.53
  9.001 -  9.500                                   194                    21,043,109.50                             7.42
  9.501 - 10.000                                   215                    19,554,818.85                             6.90
 10.001 - 10.500                                   110                     8,352,956.73                             2.95
 10.501 - 11.000                                   150                     9,352,378.97                             3.30
 11.001 - 11.500                                    78                     4,121,861.07                             1.45
 11.501 - 12.000                                   177                     7,774,606.43                             2.74
 12.001 - 12.500                                   149                     6,542,350.95                             2.31
 12.501 - 13.000                                   158                     5,843,868.09                             2.06
 13.001 - 13.500                                    53                     1,823,239.79                             0.64
 13.501 - 14.000                                   182                     5,041,650.45                             1.78
 14.001 - 14.500                                    29                       871,185.56                             0.31
 14.501 - 15.000                                    77                     1,739,705.19                             0.61
 15.001 - 15.500                                     1                       100,599.93                             0.04
 15.501 - 16.000                                     1                        13,500.97                             0.00
 17.501 - 18.000                                     1                         4,977.01                             0.00
------------------------------------------------------------------------------------------------------------------------
Total                                            2,804                  $283,503,184.02                           100.00%
=========================================================================================================================





                           RBS Greenwich Capital                                                21





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Gross Margin (%)                       Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------                       --------------                  ----------------                 ----------------
 1.000                                              1                        $21,357.86                            0.02%
 2.001- 3.000                                       7                      1,470,236.06                             1.15
 3.001- 4.000                                       9                      1,626,720.58                             1.27
 4.001- 5.000                                      78                      9,906,562.79                             7.74
 5.001- 6.000                                     120                     19,960,347.45                            15.59
 6.001- 7.000                                     235                     38,007,157.69                            29.69
 7.001- 8.000                                     177                     23,437,603.47                            18.31
 8.001- 9.000                                     122                     14,270,249.91                            11.15
 9.001-10.000                                     108                     13,232,062.13                            10.34
10.001-11.000                                      47                      4,901,616.64                             3.83
11.001-11.920                                      10                      1,193,273.44                             0.93
-------------------------------------------------------------------------------------------------------------------------
Total                                             914                   $128,027,188.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Initial Rate Cap (%)                   Mortgage Loans                  the Cut-off Date                 the Cut-off Date
--------------------                   --------------                  ----------------                 ----------------
1.000                                              92                     $8,773,505.95                            6.85%
1.500                                             438                     73,546,322.77                            57.45
2.000                                              32                      4,711,747.75                             3.68
3.000                                             351                     40,650,748.33                            31.75
5.000                                               1                        344,863.22                             0.27
-------------------------------------------------------------------------------------------------------------------------
Total                                             914                   $128,027,188.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Period Rate Cap (%)                    Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------                    --------------                  ----------------                 ----------------
1.000                                             474                    $55,103,589.62                           43.04%
1.500                                             429                     71,275,045.64                            55.67
2.000                                              11                      1,648,552.76                             1.29
-------------------------------------------------------------------------------------------------------------------------
Total                                             914                   $128,027,188.02                          100.00%
=========================================================================================================================






                           RBS Greenwich Capital                                                22





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Minimum Rate (%)                       Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------                       --------------                  ----------------                 ----------------
 2.001- 3.000                                       6                     $1,338,151.15                            1.05%
 3.001- 4.000                                       4                        877,447.72                             0.69
 4.001- 5.000                                      16                      1,666,345.86                             1.30
 5.001- 6.000                                      15                      1,789,253.30                             1.40
 6.001- 7.000                                      67                     11,461,691.72                             8.95
 7.001- 8.000                                     253                     43,052,476.02                            33.63
 8.001- 9.000                                     261                     36,428,233.73                            28.45
 9.001-10.000                                     197                     22,966,596.62                            17.94
10.001-11.000                                      63                      6,184,750.98                             4.83
11.001-12.000                                      20                      1,542,087.10                             1.20
12.001-13.000                                       9                        525,465.43                             0.41
13.001-14.000                                       3                        194,688.39                             0.15
-------------------------------------------------------------------------------------------------------------------------
Total                                             914                   $128,027,188.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Maximum Rate (%)                       Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------                       --------------                  ----------------                 ----------------
11.001-12.000                                       6                     $1,059,848.54                            0.83%
12.001-13.000                                      10                      1,014,574.98                             0.79
13.001-14.000                                      58                     10,906,999.58                             8.52
14.001-15.000                                     273                     45,932,828.78                            35.88
15.001-16.000                                     274                     38,370,250.92                            29.97
16.001-17.000                                     203                     22,889,254.94                            17.88
17.001-18.000                                      59                      5,533,524.86                             4.32
18.001-19.000                                      24                      1,764,359.37                             1.38
19.001-20.000                                       6                        480,814.06                             0.38
20.001-20.070                                       1                         74,731.99                             0.06
-------------------------------------------------------------------------------------------------------------------------
Total                                             914                   $128,027,188.02                          100.00%
=========================================================================================================================




                           RBS Greenwich Capital                                                23




   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Next Reset (Months)                    Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------                    --------------                  ----------------                 ----------------
 1.00                                              11                       $566,492.15                            0.44%
 2.00                                              14                      1,390,570.64                             1.09
 3.00                                              36                      3,926,618.07                             3.07
 4.00                                              37                      4,174,285.62                             3.26
 5.00                                              18                      2,023,533.62                             1.58
 6.00                                              13                      1,327,707.89                             1.04
 7.00                                               2                        104,619.84                             0.08
 8.00                                               3                        409,153.90                             0.32
 9.00                                               3                        314,976.78                             0.25
10.00                                               4                        462,966.79                             0.36
11.00                                               2                        256,663.10                             0.20
12.00                                               6                      1,035,467.03                             0.81
13.00                                               6                        452,227.36                             0.35
14.00                                               2                         86,297.36                             0.07
15.00                                               4                        569,850.96                             0.45
16.00                                               9                      1,020,894.96                             0.80
17.00                                               8                        811,292.04                             0.63
18.00                                              24                      3,041,490.45                             2.38
19.00                                              15                      2,262,276.06                             1.77
20.00                                              38                      4,910,857.09                             3.84
21.00                                             213                     30,086,354.29                            23.50
22.00                                             107                     12,816,463.56                            10.01
23.00                                              20                      2,979,469.84                             2.33
24.00                                               2                        216,922.07                             0.17
25.00                                               2                        537,889.70                             0.42
27.00                                               2                        183,100.13                             0.14
28.00                                               2                        218,692.58                             0.17
29.00                                               4                        464,030.75                             0.36
30.00                                               3                        258,255.87                             0.20
31.00                                               5                        668,058.40                             0.52
32.00                                              24                      4,180,856.52                             3.27
33.00                                             274                     45,923,989.38                            35.87
51.00                                               1                        344,863.22                             0.27
-------------------------------------------------------------------------------------------------------------------------
Total                                             914                   $128,027,188.02                          100.00%
=========================================================================================================================





                           RBS Greenwich Capital                                                24




   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Original Term (Months)                 Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------------                 --------------                  ----------------                 ----------------
  36.00-  36.00                                     1                         $2,704.04                            0.00%
  60.01-  72.00                                     1                         47,574.72                             0.02
  72.01-  84.00                                     1                         59,744.59                             0.02
  84.01-  96.00                                     1                         17,654.79                             0.01
  96.01- 108.00                                     1                          5,963.49                             0.00
 108.01- 120.00                                    17                        462,296.30                             0.16
 120.01- 132.00                                     3                        186,055.11                             0.07
 132.01- 144.00                                     5                        257,248.85                             0.09
 144.01- 156.00                                     3                         76,950.43                             0.03
 156.01- 168.00                                     3                        123,901.76                             0.04
 168.01- 180.00                                 1,024                     53,473,450.20                            18.86
 180.01- 192.00                                    12                        351,726.31                             0.12
 204.01- 216.00                                     1                         46,235.37                             0.02
 228.01- 240.00                                   158                      7,136,138.72                             2.52
 240.01- 252.00                                     1                         57,749.68                             0.02
 276.01- 288.00                                     1                          9,457.66                             0.00
 288.01- 300.00                                     7                        278,473.67                             0.10
 300.01- 312.00                                     2                        123,504.36                             0.04
 312.01- 324.00                                     3                        600,813.73                             0.21
 324.01- 336.00                                     3                        211,374.18                             0.07
 336.01- 348.00                                     3                        271,277.20                             0.10
 348.01- 360.00                                 1,529                    217,708,638.25                            76.79
>360.00                                            24                      1,994,250.61                             0.70
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================





                           RBS Greenwich Capital                                                25




   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Seasoning (Months)                     Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------------                     --------------                  ----------------                 ----------------
   1.00-  12.00                                 2,295                   $244,630,683.99                           86.29%
  12.01-  24.00                                    78                      8,922,792.60                             3.15
  24.01-  36.00                                    42                      3,302,479.12                             1.16
  36.01-  48.00                                    30                      2,935,308.39                             1.04
  48.01-  60.00                                    23                      1,962,530.25                             0.69
  60.01-  72.00                                     7                        250,655.60                             0.09
  72.01-  84.00                                   136                      8,271,260.88                             2.92
  84.01-  96.00                                   111                      5,717,067.33                             2.02
  96.01- 108.00                                     5                        224,995.29                             0.08
 108.01- 120.00                                     3                        198,327.32                             0.07
 120.01- 132.00                                    63                      6,538,522.17                             2.31
 132.01- 144.00                                     1                         61,127.97                             0.02
 144.01- 156.00                                     1                         78,662.54                             0.03
 156.01- 168.00                                     1                         23,238.01                             0.01
 168.01- 180.00                                     2                        283,193.52                             0.10
 180.01- 192.00                                     1                         21,357.86                             0.01
 192.01- 204.00                                     1                         34,352.06                             0.01
 216.01- 228.00                                     1                         15,434.83                             0.01
 228.01- 240.00                                     1                         12,125.92                             0.00
 252.01- 264.00                                     1                          9,457.66                             0.00
 312.01- 319.00                                     1                          9,610.71                             0.00
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================





                           RBS Greenwich Capital                                                26





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                             Number of                Outstanding as of                Outstanding as of
Remaining Term (Months)                 Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-----------------------                 --------------                 ----------------                 ----------------
  26.00-  36.00                                      3                       $16,771.57                            0.01%
  36.01-  48.00                                      1                         9,610.71                             0.00
  48.01-  60.00                                      4                       148,086.83                             0.05
  60.01-  72.00                                      3                       144,037.85                             0.05
  72.01-  84.00                                      6                       160,483.43                             0.06
  84.01-  96.00                                     84                     3,758,465.73                             1.33
  96.01- 108.00                                     44                     2,183,897.31                             0.77
 108.01- 120.00                                     14                       417,682.64                             0.15
 120.01- 132.00                                      9                       275,576.23                             0.10
 132.01- 144.00                                     13                     1,430,279.42                             0.50
 144.01- 156.00                                     27                     1,218,757.58                             0.43
 156.01- 168.00                                     19                     1,207,848.73                             0.43
 168.01- 180.00                                    878                    45,459,323.13                            16.03
 180.01- 192.00                                      5                       430,419.53                             0.15
 204.01- 216.00                                      5                       216,866.09                             0.08
 216.01- 228.00                                      9                       537,012.70                             0.19
 228.01- 240.00                                    182                    11,795,100.31                             4.16
 240.01- 252.00                                      2                       119,487.59                             0.04
 252.01- 264.00                                      4                       173,825.33                             0.06
 264.01- 276.00                                     71                     5,009,813.97                             1.77
 276.01- 288.00                                     28                     2,177,543.52                             0.77
 288.01- 300.00                                      3                       161,304.62                             0.06
 300.01- 312.00                                     16                     1,473,511.71                             0.52
 312.01- 324.00                                     22                     2,700,271.70                             0.95
 324.01- 336.00                                     24                     2,547,263.73                             0.90
 336.01- 348.00                                     74                    10,230,671.97                             3.61
 348.01- 360.00                                  1,254                   189,499,270.09                            66.84
-------------------------------------------------------------------------------------------------------------------------
Total                                            2,804                  $283,503,184.02                          100.00%
=========================================================================================================================




                           RBS Greenwich Capital                                                27





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                             Number of                Outstanding as of                Outstanding as of
Combined Original LTV (%)               Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------------------------               --------------                 ----------------                 ----------------
  16.36- 20.00                                       4                      $156,275.34                            0.06%
  20.01- 30.00                                       9                     1,403,410.90                             0.50
  30.01- 40.00                                      13                       872,810.80                             0.31
  40.01- 50.00                                      27                     2,114,499.83                             0.75
  50.01- 60.00                                      63                     5,017,640.34                             1.77
  60.01- 70.00                                     179                    20,106,263.18                             7.09
  70.01- 80.00                                     787                   102,170,841.90                            36.04
  80.01- 90.00                                     515                    69,089,017.97                            24.37
  90.01-100.00                                   1,165                    79,700,590.96                            28.11
 100.01-110.00                                      37                     2,466,468.96                             0.87
 110.01-120.00                                       2                       142,847.75                             0.05
 120.01-125.00                                       2                       182,918.48                             0.06
>125.00                                              1                        79,597.61                             0.03
-------------------------------------------------------------------------------------------------------------------------
Total                                            2,804                  $283,503,184.02                          100.00%
=========================================================================================================================



                           RBS Greenwich Capital                                                28





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Credit Score                           Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------                           --------------                  ----------------                 ----------------
Not Available                                     23                     $1,173,943.49                            0.41%
 401-420                                           2                        134,426.62                             0.05
 421-440                                           5                        244,162.54                             0.09
 441-460                                          18                      1,737,935.48                             0.61
 461-480                                          17                      1,454,026.03                             0.51
 481-500                                          42                      3,419,285.54                             1.21
 501-520                                          74                      6,966,051.61                             2.46
 521-540                                         133                     13,128,175.13                             4.63
 541-560                                         184                     16,974,978.78                             5.99
 561-580                                         217                     21,085,274.98                             7.44
 581-600                                         253                     22,670,612.37                             8.00
 601-620                                         355                     34,590,478.07                            12.20
 621-640                                         348                     33,989,165.53                            11.99
 641-660                                         359                     36,667,085.17                            12.93
 661-680                                         254                     26,550,040.27                             9.36
 681-700                                         203                     23,546,610.98                             8.31
 701-720                                         114                     14,095,742.99                             4.97
 721-740                                         101                     12,092,776.90                             4.27
 741-760                                          63                      8,084,682.65                             2.85
 761-780                                          32                      4,186,387.34                             1.48
 781-800                                           6                        653,026.24                             0.23
 801-826                                           1                         58,315.31                             0.02
-------------------------------------------------------------------------------------------------------------------------
Total                                          2,804                   $283,503,184.02                           100.00%
=========================================================================================================================



                           RBS Greenwich Capital                                                29





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Property Type                          Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                          --------------                  ----------------                 ----------------
 Single Family                                  2,240                   $214,619,599.98                           75.70%
 PUD                                              190                     23,057,287.51                             8.13
 Two Family                                       116                     18,119,459.39                             6.39
 Condominium                                      146                     13,805,111.00                             4.87
 Three Family                                      34                      4,831,096.52                             1.70
 Four Family                                       28                      4,726,402.29                             1.67
 Townhouse                                         17                      1,563,793.08                             0.55
 Condo Low-Rise                                     9                      1,008,357.96                             0.36
 Multi-Family                                       8                        594,374.58                             0.21
 Manufactured Housing                               8                        512,545.94                             0.18
 Mobile Home                                        5                        351,748.61                             0.12
 Condo High-Rise                                    2                        208,786.90                             0.07
 Two-Four Family                                    1                        104,620.26                             0.04
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Purpose                                Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------                                --------------                  ----------------                 ----------------
 Purchase                                       1,566                   $150,985,843.35                           53.26%
 Cash Out Refinance                             1,042                    110,146,937.67                            38.85
 Refinance                                        196                     22,370,403.00                             7.89
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Occupancy                              Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                              --------------                  ----------------                 ----------------
 Primary                                        2,675                   $270,206,134.98                           95.31%
 Investor                                         112                     10,563,199.44                             3.73
 Second Home                                       17                      2,733,849.60                             0.96
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================





                           RBS Greenwich Capital                                                30





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
Documentation                          Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                          --------------                  ----------------                 ----------------
 Full                                           1,297                   $120,924,780.32                           42.65%
 Stated                                           705                     86,942,789.18                            30.67
 No Documentation                                 419                     45,941,173.97                            16.20
 Missing                                          244                     14,681,275.65                             5.18
 Alternative                                       99                     10,190,366.35                             3.59
 Limited                                           30                      3,879,388.42                             1.37
 Streamlined                                       10                        943,410.13                             0.33
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================

                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
State                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----                                  --------------                  ----------------                 ----------------
 Alabama                                           21                     $1,134,063.98                            0.40%
 Alaska                                             1                         59,823.70                             0.02
 Arizona                                           93                      8,228,845.02                             2.90
 Arkansas                                           7                        434,612.50                             0.15
 California                                       598                     78,243,011.11                            27.60
 Colorado                                          45                      5,552,369.68                             1.96
 Connecticut                                       31                      2,085,210.96                             0.74
 Delaware                                           2                        233,383.84                             0.08
 District Of Columbia                               2                        203,222.00                             0.07
 Florida                                          221                     18,852,022.93                             6.65
 Georgia                                           82                      7,315,501.88                             2.58
 Hawaii                                            17                      2,090,990.95                             0.74
 Idaho                                              6                        273,545.14                             0.10
 Illinois                                         147                     15,309,870.32                             5.40
 Indiana                                           95                      7,177,814.56                             2.53
 Iowa                                              24                      1,270,083.45                             0.45
 Kansas                                             7                        703,612.75                             0.25
 Kentucky                                          28                      2,005,343.20                             0.71
 Louisiana                                         19                      1,395,332.78                             0.49
 Maine                                              3                        687,165.00                             0.24
 Maryland                                          37                      5,043,647.54                             1.78
 Massachusetts                                     26                      5,936,692.37                             2.09
 Michigan                                         114                      8,484,008.63                             2.99
 Minnesota                                         24                      2,628,257.53                             0.93
 Mississippi                                       11                        972,706.19                             0.34
(Continued)




                           RBS Greenwich Capital                                                31





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Aggregate
                                                                      Principal Balance                Principal Balance
                                            Number of                 Outstanding as of                Outstanding as of
State                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----                                  --------------                  ----------------                 ----------------
(Continued)
 Missouri                                          84                      6,314,137.03                             2.23
 Montana                                            3                        309,556.81                             0.11
 Nebraska                                           7                        461,891.32                             0.16
 Nevada                                            43                      4,589,354.40                             1.62
 New Hampshire                                     10                      1,385,547.06                             0.49
 New Jersey                                        41                      7,197,734.86                             2.54
 New Mexico                                        12                      1,079,337.10                             0.38
 New York                                          94                     15,043,429.18                             5.31
 North Carolina                                    44                      4,451,995.05                             1.57
 Ohio                                             161                      9,982,298.06                             3.52
 Oklahoma                                          14                        963,690.56                             0.34
 Oregon                                            41                      2,641,168.38                             0.93
 Pennsylvania                                      54                      4,839,738.64                             1.71
 Rhode Island                                      20                      1,557,610.52                             0.55
 South Carolina                                    40                      3,228,431.72                             1.14
 South Dakota                                       4                        187,168.67                             0.07
 Tennessee                                         62                      5,898,280.63                             2.08
 Texas                                            218                     14,942,213.15                             5.27
 Utah                                              49                      4,869,963.73                             1.72
 Virginia                                          33                      6,292,982.43                             2.22
 Washington                                        89                      9,298,692.42                             3.28
 Wisconsin                                         19                      1,594,243.54                             0.56
 Wyoming                                            1                         52,580.75                             0.02
-------------------------------------------------------------------------------------------------------------------------
Total                                           2,804                   $283,503,184.02                          100.00%
=========================================================================================================================



                           RBS Greenwich Capital                                                32


   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                      Group I Mortgage Loans
                                                      As of the Cut-off Date


Total Current Balance                                        $102,302,253
Total Original Balance                                       $103,609,168

Number Of Loans                                                       812

                                                                                            Minimum            Maximum
Average Current Balance                                   $125,988.00                     $1,232.96        $354,297.03
Average Original Balance                                  $127,597.50                    $19,350.00        $354,875.00

Weighted Average Gross Coupon                                   8.573%                        5.500             14.000%
Weighted Average Gross Coupon 6 Month LIBOR                     8.580%                        5.950             14.000%
Weighted Average Gross Coupon 1 Year Treasury                   6.961%                        5.500             10.125%
Weighted Average Gross Coupon Other                             6.880%                        6.880              6.880%

Weighted Average Gross Margin                                   7.299%                        0.000             11.920%
Weighted Average Gross Margin 6 Month LIBOR                     7.316%                        3.000             11.920%
Weighted Average Gross Margin 1 Year Treasury                   3.571%                        3.000              6.500%
Weighted Average Gross Margin Other                             0.000%                        0.000              0.000%

Weighted Average Initial Rate Cap                               1.994%                        1.000              3.000%
Weighted Average Period Rate Cap                                1.279%                        1.000              2.000%
Weighted Average Minimum Rate                                   8.406%                        3.000             14.000%
Weighted Average Maximum Rate                                  15.494%                       11.900             20.070%

Weighted Average Next Reset                                     23.89  months                  1.00              33.00  months

Weighted Average Original Term                                 359.18  months                180.00             364.00  months
Weighted Average Remaining Term                                347.07  months                 80.00             359.00  months
Weighted Average Seasoning                                      12.11  months                  1.00             191.00  months

Weighted Average Combined Original LTV                          81.92%                        16.36             126.68%

Weighted Average FICO Score                                       618                           439                783

Top State Concentrations ($)                   30.47%  California,  6.51%  Texas,  5.31 %  Ohio
Maximum Zip Code Concentration ($)              0.61%  91761




                           RBS Greenwich Capital                                                33


   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                     Number of                Outstanding as of                Outstanding as of
Agency                                          Mortgage Loans                 the Cut-off Date                 the Cut-off Date
------                                          --------------                 ----------------                 ----------------
 Conforming                                                812                  $102,302,252.91                          100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                                      812                  $102,302,252.91                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                     Number of                Outstanding as of                Outstanding as of
Product                                         Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------                                         --------------                 ----------------                 ----------------
 1 Year Treasury                                             3                      $336,802.37                            0.33%
 2/13 ARM                                                    2                       300,362.75                             0.29
 2/28 ARM                                                  431                    52,743,702.06                            51.56
 3 Year Contract ARM                                         1                        21,357.86                             0.02
 3/12 ARM                                                    2                        72,586.72                             0.07
 3/27 ARM                                                  294                    41,751,973.09                            40.81
 6 Month LIBOR                                              79                     7,075,468.06                             6.92
---------------------------------------------------------------------------------------------------------------------------------
Total                                                      812                  $102,302,252.91                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                     Number of                Outstanding as of                Outstanding as of
Delinquency                                     Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-----------                                     --------------                 ----------------                 ----------------
 Current                                                   812                  $102,302,252.91                          100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                                      812                  $102,302,252.91                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                34



   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                % of Aggregate
                                                                              Principal Balance              Principal Balance
                                                    Number of                 Outstanding as of              Outstanding as of
Section 32                                     Mortgage Loans                  the Cut-off Date               the Cut-off Date
----------                                     --------------                  ----------------               ----------------
 Non Section 32                                           812                   $102,302,252.91                        100.00%
-------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                        100.00%
===============================================================================================================================

                                                                                                                % of Aggregate
                                                                              Principal Balance              Principal Balance
                                                    Number of                 Outstanding as of              Outstanding as of
Lien Position                                  Mortgage Loans                  the Cut-off Date               the Cut-off Date
-------------                                  --------------                  ----------------               ----------------
 First Lien                                               812                   $102,302,252.91                        100.00%
-------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                        100.00%
===============================================================================================================================

                                                                                                                % of Aggregate
                                                                             Principal Balance               Principal Balance
                                                   Number of                 Outstanding as of               Outstanding as of
Note Type                                     Mortgage Loans                 the Cut-off Date                 the Cut-off Date
---------                                     --------------                 ----------------                 -----------------
 Conventional                                            809                   $101,817,737.05                          99.53%
 PMI                                                       3                        484,515.86                            0.47
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Amortization                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------                                  --------------                  ----------------                 ----------------
 Fully Amortizing                                        812                   $102,302,252.91                          100.00%
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
=============================================================================================== ================================



                           RBS Greenwich Capital                                                35





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Prepayment Penalty                             Mortgage Loans                the Cut-off Date                 the Cut-off Date
------------------                             --------------                -----------------                -----------------
 No Prepayment Penalty                                   126                    $13,284,589.91                           12.99%
 Prepayment Penalty                                      686                     89,017,663.00                            87.01
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Seller Financed                               Mortgage Loans                 the Cut-off Date                 the Cut-off Date
---------------                               --------------                 ----------------                 ------------------
 Non Seller Financed                                     812                   $102,302,252.91                          100.00%
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Loan Index                                    Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------                                    --------------                 -----------------                -----------------
 1 Year Treasury                                           4                       $398,043.86                            0.39%
 6 Mo LIBOR                                              807                    101,882,851.19                            99.59
 Contract                                                  1                         21,357.86                             0.02
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Loan Type                                     Mortgage Loans                 the Cut-off Date                 the Cut-off Date
---------                                     --------------                 -----------------                -----------------
 Non Sub Prime                                            79                     $8,847,442.31                            8.65%
 Sub Prime                                               733                     93,454,810.60                            91.35
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================



                           RBS Greenwich Capital                                                36




   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Current Balance ($)                            Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------                            --------------                ------------------               ------------------
   1,233-  50,000                                         46                     $1,649,204.56                            1.61%
  50,001- 100,000                                        282                     21,632,337.09                            21.15
 100,001- 150,000                                        250                     30,717,429.44                            30.03
 150,001- 200,000                                        127                     22,037,986.70                            21.54
 200,001- 250,000                                         63                     14,048,425.04                            13.73
 250,001- 300,000                                         42                     11,543,449.22                            11.28
 300,001- 350,000                                          1                        319,123.83                             0.31
 350,001- 354,297                                          1                        354,297.03                             0.35
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Gross Coupon (%)                              Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------------                              --------------                 -----------------                ------------------
  5.500-  5.500                                            1                        $90,819.06                            0.09%
  5.501-  6.000                                            2                        149,565.60                             0.15
  6.001-  6.500                                            9                      1,176,556.17                             1.15
  6.501-  7.000                                           30                      4,690,378.67                             4.58
  7.001-  7.500                                           91                     12,918,803.56                            12.63
  7.501-  8.000                                          152                     22,096,392.26                            21.60
  8.001-  8.500                                           94                     12,016,074.78                            11.75
  8.501-  9.000                                          148                     19,473,586.00                            19.04
  9.001-  9.500                                          106                     12,642,215.89                            12.36
  9.501- 10.000                                           88                      9,161,165.73                             8.95
 10.001- 10.500                                           30                      3,012,652.32                             2.94
 10.501- 11.000                                           32                      2,772,645.83                             2.71
 11.001- 11.500                                           13                      1,096,685.32                             1.07
 11.501- 12.000                                            6                        367,930.88                             0.36
 12.001- 12.500                                            6                        429,939.21                             0.42
 12.501- 13.000                                            1                         46,569.85                             0.05
 13.001- 13.500                                            1                         74,731.99                             0.07
 13.501- 14.000                                            2                         85,539.79                             0.08
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================


                           RBS Greenwich Capital                                                37





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Gross Margin (%)                               Mortgage Loans                the Cut-off Date                 the Cut-off Date
----------------                               --------------                ------------------               ------------------
 0.000- 1.000                                              1                        $21,357.86                            0.02%
 2.001- 3.000                                              4                        510,568.93                             0.50
 3.001- 4.000                                              7                        812,144.03                             0.79
 4.001- 5.000                                             67                      7,946,175.90                             7.77
 5.001- 6.000                                             96                     13,847,476.08                            13.54
 6.001- 7.000                                            198                     27,871,216.14                            27.24
 7.001- 8.000                                            165                     20,624,228.08                            20.16
 8.001- 9.000                                            116                     12,902,407.69                            12.61
 9.001-10.000                                            102                     11,751,788.12                            11.49
10.001-11.000                                             46                      4,821,616.64                             4.71
11.001-11.920                                             10                      1,193,273.44                             1.17
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Initial Rate Cap (%)                           Mortgage Loans                  the Cut-off Date                 the Cut-off Date
--------------------                           --------------                ------------------               ------------------
1.000                                                     80                     $6,966,741.10                            6.81%
1.500                                                    387                     56,553,314.36                            55.28
2.000                                                     28                      4,159,421.88                             4.07
3.000                                                    317                     34,622,775.57                            33.84
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Period Rate Cap (%)                           Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------                           --------------                 -----------------                 -----------------
1.000                                                    423                    $45,757,896.19                           44.73%
1.500                                                    384                     55,956,523.95                            54.70
2.000                                                      5                        587,832.77                             0.57
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================



                           RBS Greenwich Capital                                                38





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Minimum Rate (%)                               Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------------                               --------------                 ----------------                 ----------------
 2.001- 3.000                                               3                      $378,484.02                            0.37%
 3.001- 4.000                                               3                       442,834.21                             0.43
 4.001- 5.000                                              13                     1,338,818.12                             1.31
 5.001- 6.000                                              13                     1,399,075.29                             1.37
 6.001- 7.000                                              53                     7,590,891.75                             7.42
 7.001- 8.000                                             227                    32,789,123.31                            32.05
 8.001- 9.000                                             235                    30,341,092.06                            29.66
 9.001-10.000                                             185                    20,858,986.83                            20.39
10.001-11.000                                              55                     5,273,796.14                             5.16
11.001-12.000                                              16                     1,285,476.21                             1.26
12.001-13.000                                               7                       467,546.05                             0.46
13.001-14.000                                               2                       136,128.92                             0.13
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                  $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Maximum Rate (%)                               Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------------                               --------------                 ----------------                 ----------------
11.001-12.000                                               4                      $292,555.87                            0.29%
12.001-13.000                                              10                     1,014,574.98                             0.99
13.001-14.000                                              46                     6,672,125.34                             6.52
14.001-15.000                                             240                    34,572,986.78                            33.79
15.001-16.000                                             248                    32,219,172.65                            31.49
16.001-17.000                                             191                    20,994,852.45                            20.52
17.001-18.000                                              47                     4,460,413.98                             4.36
18.001-19.000                                              20                     1,578,584.28                             1.54
19.001-20.000                                               5                       422,254.59                             0.41
20.001-20.070                                               1                        74,731.99                             0.07
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                  $102,302,252.91                          100.00%
================================================================================================================================



                           RBS Greenwich Capital                                                39





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Next Reset (Months)                           Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------------------                           --------------                 -----------------                ------------------
1.00                                                       5                       $250,165.02                            0.24%
2.00                                                      10                        864,738.44                             0.85
3.00                                                      34                      3,742,934.51                             3.66
4.00                                                      27                      2,301,361.08                             2.25
5.00                                                      14                      1,272,499.86                             1.24
6.00                                                       9                        993,080.68                             0.97
7.00                                                       1                         51,443.73                             0.05
8.00                                                       1                        168,277.84                             0.16
9.00                                                       3                        314,976.78                             0.31
10.00                                                      3                        299,435.89                             0.29
11.00                                                      2                        256,663.10                             0.25
12.00                                                      3                        467,616.19                             0.46
13.00                                                      6                        452,227.36                             0.44
14.00                                                      1                         47,301.99                             0.05
15.00                                                      3                        328,602.76                             0.32
16.00                                                      7                        598,933.51                             0.59
17.00                                                      8                        811,292.04                             0.79
18.00                                                     21                      2,000,607.74                             1.96
19.00                                                     14                      1,827,662.55                             1.79
20.00                                                     34                      3,772,838.15                             3.69
21.00                                                    198                     25,662,881.93                            25.09
22.00                                                    105                     12,159,649.40                            11.89
23.00                                                     18                      2,509,593.00                             2.45
24.00                                                      2                        216,922.07                             0.21
25.00                                                      1                         21,357.86                             0.02
27.00                                                      1                         79,532.45                             0.08
28.00                                                      1                        199,152.36                             0.19
29.00                                                      3                        398,431.04                             0.39
30.00                                                      2                        174,381.06                             0.17
31.00                                                      5                        668,058.40                             0.65
32.00                                                     20                      2,828,322.55                             2.76
33.00                                                    250                     36,561,311.57                            35.74
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    812                   $102,302,252.91                          100.00%
================================================================================================================================




                           RBS Greenwich Capital                                                40





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Original Term (Months)                         Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------------------                         --------------                 ----------------                 ----------------
 180.00- 180.00                                             6                      $448,536.06                            0.44%
 288.01- 300.00                                             1                        21,357.86                             0.02
 336.01- 348.00                                             1                        87,549.58                             0.09
 348.01- 360.00                                           803                   101,743,576.45                            99.45
>360.00                                                     1                         1,232.96                             0.00
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                  $102,302,252.91                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Seasoning (Months)                             Mortgage Loans                 the Cut-off Date                 the Cut-off Date
------------------                             --------------                 ----------------                 ----------------
   1.00-  12.00                                           693                   $91,170,903.55                           89.12%
  12.01-  24.00                                            22                     2,130,652.35                             2.08
  24.01-  36.00                                             5                       829,479.37                             0.81
  36.01-  48.00                                             3                       194,061.24                             0.19
  48.01-  60.00                                             4                       431,686.92                             0.42
  72.01-  84.00                                            14                     1,104,222.78                             1.08
  84.01-  96.00                                            10                       750,251.22                             0.73
  96.01- 108.00                                             1                        51,443.73                             0.05
 108.01- 120.00                                             1                        94,916.13                             0.09
 120.01- 132.00                                            57                     5,432,458.70                             5.31
 168.01- 180.00                                             1                        90,819.06                             0.09
 180.01- 191.00                                             1                        21,357.86                             0.02
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                  $102,302,252.91                          100.00%
================================================================================================================================



                           RBS Greenwich Capital                                                41





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Remaining Term (Months)                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----------------------                        --------------                  ----------------                 ----------------
  80.00-  84.00                                             1                        $51,443.73                            0.05%
  84.01-  96.00                                             1                         11,189.79                             0.01
  96.01- 108.00                                             1                         24,142.86                             0.02
 108.01- 120.00                                             1                         21,357.86                             0.02
 156.01- 168.00                                             3                        361,759.68                             0.35
 180.01- 192.00                                             1                         90,819.06                             0.09
 228.01- 240.00                                            57                      5,432,458.70                             5.31
 240.01- 252.00                                             1                         94,916.13                             0.09
 264.01- 276.00                                            14                      1,150,660.16                             1.12
 276.01- 288.00                                             8                        668,481.19                             0.65
 300.01- 312.00                                             5                        519,236.50                             0.51
 312.01- 324.00                                             3                        194,061.24                             0.19
 324.01- 336.00                                             6                        915,520.61                             0.89
 336.01- 348.00                                            20                      1,917,048.29                             1.87
 348.01- 359.00                                           690                     90,849,157.11                            88.80
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Combined Original LTV (%)                      Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------------                      --------------                  ----------------                 ----------------
  16.36-  20.00                                             1                        $89,905.73                            0.09%
  20.01-  30.00                                             1                         70,894.27                             0.07
  30.01-  40.00                                             4                        248,143.97                             0.24
  40.01-  50.00                                             9                        800,269.19                             0.78
  50.01-  60.00                                            22                      2,268,281.54                             2.22
  60.01-  70.00                                            64                      6,558,714.36                             6.41
  70.01-  80.00                                           439                     53,520,772.83                            52.32
  80.01-  90.00                                           178                     25,405,126.46                            24.83
  90.01- 100.00                                            92                     13,236,404.09                            12.94
 100.01- 110.00                                             1                         24,142.86                             0.02
>125.00                                                     1                         79,597.61                             0.08
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                42





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Credit Score                                   Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------                                   --------------                  ----------------                 ----------------
Not Available                                               1                        $76,859.05                            0.08%
 421- 440                                                   1                         43,955.14                             0.04
 441- 460                                                   2                        228,112.61                             0.22
 461- 480                                                   3                        185,805.15                             0.18
 481- 500                                                  11                        994,248.80                             0.97
 501- 520                                                  23                      2,839,324.16                             2.78
 521- 540                                                  49                      5,704,557.57                             5.58
 541- 560                                                  67                      7,837,084.05                             7.66
 561- 580                                                  86                     10,604,290.26                            10.37
 581- 600                                                  94                     10,524,022.74                            10.29
 601- 620                                                 109                     14,070,546.28                            13.75
 621- 640                                                 100                     13,351,580.56                            13.05
 641- 660                                                  91                     11,932,511.83                            11.66
 661- 680                                                  70                      9,279,973.81                             9.07
 681- 700                                                  48                      6,329,903.31                             6.19
 701- 720                                                  24                      3,589,319.18                             3.51
 721- 740                                                  15                      2,163,790.25                             2.12
 741- 760                                                   8                      1,232,216.87                             1.20
 761- 780                                                   9                      1,287,656.08                             1.26
 781- 783                                                   1                         26,495.21                             0.03
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Property Type                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                                  --------------                  ----------------                 ----------------
 Single Family                                            633                    $76,836,374.98                           75.11%
 PUD                                                       66                      9,733,634.99                             9.51
 Condominium                                               47                      6,060,627.87                             5.92
 Two Family                                                29                      4,275,152.24                             4.18
 Four Family                                               10                      1,639,424.13                             1.60
 Three Family                                               9                      1,589,917.95                             1.55
 Condo Low-Rise                                             9                      1,008,357.96                             0.99
 Townhouse                                                  4                        808,923.69                             0.79
 Mobile Home                                                2                        138,763.62                             0.14
 Manufactured Housing                                       2                        126,198.83                             0.12
 Condo High-Rise                                            1                         84,876.65                             0.08
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                43





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Purpose                                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------                                        --------------                  ----------------                 ----------------
 Purchase                                                 456                    $55,890,655.24                           54.63%
 Cash Out Refinance                                       309                     40,805,523.99                            39.89
 Refinance                                                 47                      5,606,073.68                             5.48
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Occupancy                                      Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                                      --------------                  ----------------                 ----------------
 Primary                                                  780                    $99,590,689.52                           97.35%
 Investor                                                  28                      2,407,903.76                             2.35
 Second Home                                                4                        303,659.63                             0.30
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Documentation                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                                  --------------                  ----------------                 ----------------
 Full                                                     442                    $50,292,004.45                           49.16%
 Stated                                                   252                     37,955,234.65                            37.10
 No Documentation                                          49                      6,747,224.73                             6.60
 Alternative                                               37                      4,141,048.04                             4.05
 Missing                                                   24                      1,732,959.50                             1.69
 Limited                                                    6                      1,059,797.19                             1.04
 Streamlined                                                2                        373,984.35                             0.37
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================





                           RBS Greenwich Capital                                                44





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
State                                          Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----                                          --------------                  ----------------                 ----------------
 Arizona                                                   25                     $2,843,966.85                            2.78%
 Arkansas                                                   2                        161,915.29                             0.16
 California                                               200                     31,174,104.23                            30.47
 Colorado                                                  16                      2,119,767.28                             2.07
 Connecticut                                                6                        801,235.21                             0.78
 Delaware                                                   1                        103,525.46                             0.10
 District Of Columbia                                       1                         85,063.08                             0.08
 Florida                                                   42                      5,153,751.44                             5.04
 Georgia                                                   25                      3,363,738.05                             3.29
 Hawaii                                                     8                      1,291,213.15                             1.26
 Illinois                                                  35                      4,301,608.17                             4.20
 Indiana                                                   32                      3,074,743.58                             3.01
 Iowa                                                       9                        666,719.97                             0.65
 Kansas                                                     3                        143,846.34                             0.14
 Kentucky                                                   9                        955,922.78                             0.93
 Louisiana                                                  3                        201,092.16                             0.20
 Maine                                                      1                        135,797.49                             0.13
 Maryland                                                   3                        673,277.66                             0.66
 Massachusetts                                              3                        579,092.73                             0.57
 Michigan                                                  38                      3,812,771.46                             3.73
 Minnesota                                                 10                      1,300,458.99                             1.27
 Mississippi                                                2                        174,779.38                             0.17
 Missouri                                                  40                      3,904,817.48                             3.82
 Montana                                                    1                        129,007.44                             0.13
 Nebraska                                                   3                        325,350.22                             0.32
 Nevada                                                    16                      2,403,326.84                             2.35
 New Hampshire                                              3                        501,116.25                             0.49
 New Jersey                                                14                      2,367,557.84                             2.31
 New Mexico                                                 3                        320,648.17                             0.31
 New York                                                  10                      1,791,561.14                             1.75
 North Carolina                                             9                        992,474.93                             0.97
 Ohio                                                      61                      5,432,959.57                             5.31
 Oklahoma                                                   6                        596,010.25                             0.58
 Oregon                                                    14                      1,505,422.96                             1.47
 Pennsylvania                                               8                        810,479.36                             0.79
 Rhode Island                                               4                        539,495.06                             0.53
 South Carolina                                             9                        799,963.14                             0.78
 South Dakota                                               2                        149,728.05                             0.15
 Tennessee                                                 12                      1,099,100.34                             1.07
(Continued)




                           RBS Greenwich Capital                                                45





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
State                                          Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----                                          --------------                  ----------------                 ----------------
(Continued)
 Texas                                                     60                      6,656,157.06                             6.51
 Utah                                                      16                      2,417,182.92                             2.36
 Virginia                                                   8                      1,460,245.71                             1.43
 Washington                                                34                      4,470,922.35                             4.37
 Wisconsin                                                  5                        510,335.08                             0.50
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     812                   $102,302,252.91                          100.00%
=================================================================================================================================




                           RBS Greenwich Capital                                                46


   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.








                                                          Group II Mortgage Loans
                                                           As of the Cut-off Date


Total Current Balance                                   $64,721,763
Total Original Balance                                  $65,654,533

Number Of Loans                                                 361

                                                                                        Minimum               Maximum
Average Current Balance                                 $179,284.66                     $10,798.03              $992,974.94
Average Original Balance                                $181,868.51                     $10,800.00            $1,000,000.00

Weighted Average Gross Coupon                                 8.632%                         6.000                   15.590%
Weighted Average Gross Coupon 6 Month
LIBOR                                                         8.197%                         6.000                   13.250%
Weighted Average Gross Coupon 1 Year
Treasury                                                      7.799%                         6.750                   10.625%
Weighted Average Gross Coupon Other                           6.985%                         6.250                   11.850%

Weighted Average Gross Margin                                 6.369%                         2.250                   10.410%
Weighted Average Gross Margin 6 Month
LIBOR                                                         6.450%                         2.500                   10.410%
Weighted Average Gross Margin 1 Year
Treasury                                                      3.809%                         3.000                    5.990%
Weighted Average Gross Margin Other                           2.941%                         2.250                    7.518%

Weighted Average Initial Rate Cap                             1.874%                         1.000                    5.000%
Weighted Average Period Rate Cap                              1.339%                         1.000                    2.000%
Weighted Average Minimum Rate                                 7.832%                         2.250                   13.250%
Weighted Average Maximum Rate                                15.001%                        11.250                   19.750%

Weighted Average Next Reset                                   23.14  months                   1.00                    51.00  months

Weighted Average Original Term                               319.17  months                 120.00                   377.00  months
Weighted Average Remaining Term                              306.23  months                  84.00                   359.00  months
Weighted Average Seasoning                                    12.94  months                   1.00                   176.00  months

Weighted Average Combined Original LTV                        83.57%                         28.57                   124.63%

Weighted Average FICO Score                                     639                            426                      762

Top State Concentrations ($)                          41.80%  California,  8.17%  New York,  5.37%  Virginia
Maximum Zip Code Concentration ($)                    1.69%  91913







                           RBS Greenwich Capital                                                47



   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Agency                                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------                                        --------------                  ----------------                 ----------------
 Non Conforming                                          361                    $64,721,763.26                          100.00%
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Product                                       Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------                                       --------------                  ----------------                 ----------------
 1 Year Treasury                                           2                       $263,786.31                            0.41%
 2/28 ARM                                                 46                     11,332,224.66                            17.51
 3/27 ARM                                                 39                     11,874,558.60                            18.35
 5/25 ARM                                                  1                        344,863.22                             0.53
 6 Month LIBOR                                            13                      1,815,221.56                             2.80
 ARM Balloon                                               1                         94,280.76                             0.15
 Fixed Rate                                              137                     27,814,288.24                            42.98
 Fixed Rate Balloon                                      122                     11,182,539.91                            17.28
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Delinquency                                   Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----------                                   --------------                  ----------------                 ----------------
 Current                                                 275                    $57,154,204.99                           88.31%
 30-59 Days                                               86                      7,567,558.27                            11.69
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================








                           RBS Greenwich Capital                                                48





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Section 32                                     Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------                                     --------------                 ----------------                 ----------------
 Non Section 32                                           353                   $64,237,312.56                           99.25%
 Section 32                                                 8                       484,450.70                             0.75
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     361                   $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Lien Position                                  Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------------                                  --------------                 ----------------                 ----------------
 First Lien                                               233                   $55,811,234.82                           86.23%
 Second Lien                                              128                     8,910,528.44                            13.77
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     361                   $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Note Type                                      Mortgage Loans                 the Cut-off Date                 the Cut-off Date
---------                                      --------------                 ----------------                 ----------------
 Conventional                                             331                   $57,095,182.65                           88.22%
 FHA                                                        1                        89,251.51                             0.14
 FHA Uninsured                                              2                       589,965.45                             0.91
 PMI                                                       19                     6,607,738.24                            10.21
 Seller Financed Mortgage                                   8                       339,625.41                             0.52
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     361                   $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Amortization                                   Mortgage Loans                 the Cut-off Date                 the Cut-off Date
------------                                   --------------                 ----------------                 ----------------
 Balloon                                                  123                   $11,276,820.67                           17.42%
 Fully Amortizing                                         238                    53,444,942.59                            82.58
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     361                   $64,721,763.26                          100.00%
================================================================================================================================





                           RBS Greenwich Capital                                                49





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Prepayment Penalty                            Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------------                            --------------                  ----------------                 ----------------
 No Prepayment Penalty                                   141                    $25,012,977.89                           38.65%
 Prepayment Penalty                                      220                     39,708,785.37                            61.35
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Seller Financed                               Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------------                               --------------                  ----------------                 ----------------
 Non Seller Financed                                     353                    $64,382,137.85                           99.48%
 Seller Financed                                           8                        339,625.41                             0.52
------------------------------------------------------------- ------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Loan Index                                    Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------                                    --------------                  ----------------                 ----------------
 1 Month LIBOR                                             1                        $52,061.97                            0.08%
 1 Year LIBOR                                              1                        344,863.22                             0.53
 1 Year Treasury                                           2                        263,786.31                             0.41
 6 Mo LIBOR                                               98                     25,064,223.61                            38.73
 Fixed Rate                                              259                     38,996,828.15                            60.25
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
===============================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Loan Type                                     Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                                     --------------                  ----------------                 ----------------
 Non Sub Prime                                            42                    $12,060,177.01                           18.63%
 Sub Prime                                               319                     52,661,586.25                            81.37
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================




                           RBS Greenwich Capital                                                50





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Current Balance ($)                           Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------                           --------------                  ----------------                 ----------------
  10,798-  50,000                                         56                     $1,806,005.31                            2.79%
  50,001- 100,000                                        149                     10,843,134.30                            16.75
 100,001- 150,000                                         27                      3,231,678.10                             4.99
 150,001- 200,000                                         13                      2,279,516.76                             3.52
 200,001- 250,000                                          1                        241,248.20                             0.37
 250,001- 300,000                                          1                        297,161.19                             0.46
 300,001- 350,000                                         38                     12,382,389.16                            19.13
 350,001- 400,000                                         37                     14,101,873.61                            21.79
 400,001- 450,000                                         17                      7,217,344.39                            11.15
 450,001- 500,000                                         13                      6,146,854.29                             9.50
 500,001- 550,000                                          4                      2,075,553.71                             3.21
 600,001- 650,000                                          2                      1,289,650.48                             1.99
 800,001- 850,000                                          1                        825,000.00                             1.27
 950,001- 992,975                                          2                      1,984,353.76                             3.07
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================




                           RBS Greenwich Capital                                                51





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Gross Coupon (%)                              Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------                              --------------                  ----------------                 ----------------
  6.000-  6.000                                            1                       $422,429.45                            0.65%
  6.001-  6.500                                            4                      1,557,626.25                             2.41
  6.501-  7.000                                           24                     10,145,750.49                            15.68
  7.001-  7.500                                           33                     11,700,648.53                            18.08
  7.501-  8.000                                           32                     12,582,739.71                            19.44
  8.001-  8.500                                           18                      4,781,223.08                             7.39
  8.501-  9.000                                           23                      5,199,227.74                             8.03
  9.001-  9.500                                           20                      2,362,021.41                             3.65
  9.501- 10.000                                           21                      3,052,586.51                             4.72
 10.001- 10.500                                           21                      2,218,695.79                             3.43
 10.501- 11.000                                           23                      1,778,737.41                             2.75
 11.001- 11.500                                           13                        814,482.14                             1.26
 11.501- 12.000                                           30                      2,234,774.65                             3.45
 12.001- 12.500                                           40                      2,526,142.36                             3.90
 12.501- 13.000                                           24                      1,747,008.20                             2.70
 13.001- 13.500                                           12                        729,461.29                             1.13
 13.501- 14.000                                           16                        698,007.62                             1.08
 14.001- 14.500                                            2                         72,832.90                             0.11
 14.501- 15.000                                            3                         83,866.76                             0.13
 15.501- 15.590                                            1                         13,500.97                             0.02
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Gross Margin (%)                              Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------                              --------------                  ----------------                 ----------------
 2.001- 3.000                                              3                       $959,667.13                            3.73%
 3.001- 4.000                                              2                        814,576.55                             3.17
 4.001- 5.000                                             11                      1,960,386.89                             7.62
 5.001- 6.000                                             24                      6,112,871.37                            23.76
 6.001- 7.000                                             37                     10,135,941.55                            39.40
 7.001- 8.000                                             12                      2,813,375.39                            10.94
 8.001- 9.000                                              6                      1,367,842.22                             5.32
 9.001-10.000                                              6                      1,480,274.01                             5.75
10.001-10.410                                              1                         80,000.00                             0.31
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    102                    $25,724,935.11                          100.00%
================================================================================================================================



                           RBS Greenwich Capital                                                52





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Initial Rate Cap (%)                           Mortgage Loans                 the Cut-off Date                 the Cut-off Date
--------------------                           --------------                 ----------------                 ----------------
1.000                                                      12                    $1,806,764.85                            7.02%
1.500                                                      51                    16,993,008.41                            66.06
2.000                                                       4                       552,325.87                             2.15
3.000                                                      34                     6,027,972.76                            23.43
5.000                                                       1                       344,863.22                             1.34
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     102                   $25,724,935.11                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Period Rate Cap (%)                            Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------------------                            --------------                 ----------------                 ----------------
1.000                                                      51                    $9,345,693.43                           36.33%
1.500                                                      45                    15,318,521.69                            59.55
2.000                                                       6                     1,060,719.99                             4.12
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     102                   $25,724,935.11                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Minimum Rate (%)                               Mortgage Loans                 the Cut-off Date                 the Cut-off Date
----------------                               --------------                 ----------------                 ----------------
 2.001- 3.000                                               3                      $959,667.13                            3.73%
 3.001- 4.000                                               1                       434,613.51                             1.69
 4.001- 5.000                                               3                       327,527.74                             1.27
 5.001- 6.000                                               2                       390,178.01                             1.52
 6.001- 7.000                                              14                     3,870,799.97                            15.05
 7.001- 8.000                                              26                    10,263,352.71                            39.90
 8.001- 9.000                                              26                     6,087,141.67                            23.66
 9.001-10.000                                              12                     2,107,609.79                             8.19
10.001-11.000                                               8                       910,954.84                             3.54
11.001-12.000                                               4                       256,610.89                             1.00
12.001-13.000                                               2                        57,919.38                             0.23
13.001-13.250                                               1                        58,559.47                             0.23
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     102                   $25,724,935.11                          100.00%
================================================================================================================================




                           RBS Greenwich Capital                                                53





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Maximum Rate (%)                              Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------                              --------------                  ----------------                 ----------------
12.000-12.000                                              2                       $767,292.67                            2.98%
13.001-14.000                                             12                      4,234,874.24                            16.46
14.001-15.000                                             33                     11,359,842.00                            44.16
15.001-16.000                                             26                      6,151,078.27                            23.91
16.001-17.000                                             12                      1,894,402.49                             7.36
17.001-18.000                                             12                      1,073,110.88                             4.17
18.001-19.000                                              4                        185,775.09                             0.72
19.001-19.750                                              1                         58,559.47                             0.23
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    102                    $25,724,935.11                          100.00%
================================================================================================================================




                           RBS Greenwich Capital                                                54





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Next Reset (Months)                            Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------------------                            --------------                 ----------------                 ----------------
 1.00                                                       6                      $316,327.13                            1.23%
 2.00                                                       4                       525,832.20                             2.04
 3.00                                                       2                       183,683.56                             0.71
 4.00                                                      10                     1,872,924.54                             7.28
 5.00                                                       4                       751,033.76                             2.92
 6.00                                                       4                       334,627.21                             1.30
 7.00                                                       1                        53,176.11                             0.21
 8.00                                                       2                       240,876.06                             0.94
10.00                                                       1                       163,530.90                             0.64
12.00                                                       3                       567,850.84                             2.21
14.00                                                       1                        38,995.37                             0.15
15.00                                                       1                       241,248.20                             0.94
16.00                                                       2                       421,961.45                             1.64
18.00                                                       3                     1,040,882.71                             4.05
19.00                                                       1                       434,613.51                             1.69
20.00                                                       4                     1,138,018.94                             4.42
21.00                                                      15                     4,423,472.36                            17.20
22.00                                                       2                       656,814.16                             2.55
23.00                                                       2                       469,876.84                             1.83
25.00                                                       1                       516,531.84                             2.01
27.00                                                       1                       103,567.68                             0.40
28.00                                                       1                        19,540.22                             0.08
29.00                                                       1                        65,599.71                             0.26
30.00                                                       1                        83,874.81                             0.33
32.00                                                       4                     1,352,533.97                             5.26
33.00                                                      24                     9,362,677.81                            36.40
51.00                                                       1                       344,863.22                             1.34
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     102                   $25,724,935.11                          100.00%
================================================================================================================================




                           RBS Greenwich Capital                                                55





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Original Term (Months)                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------------                        --------------                  ----------------                 ----------------
 120.00- 120.00                                            4                       $143,876.27                            0.22%
 168.01- 180.00                                          146                     13,405,084.77                            20.71
 180.01- 192.00                                            3                        160,520.53                             0.25
 228.01- 240.00                                           20                      1,200,413.68                             1.85
 288.01- 300.00                                            1                         96,308.35                             0.15
 300.01- 312.00                                            1                         62,348.92                             0.10
 312.01- 324.00                                            1                        455,401.71                             0.70
 348.01- 360.00                                          177                     48,374,212.18                            74.74
>360.00                                                    8                        823,596.85                             1.27
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Seasoning (Months)                            Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------------                            --------------                  ----------------                 ----------------
   1.00-  12.00                                          257                    $53,450,462.28                           82.58%
  12.01-  24.00                                           20                      3,580,650.27                             5.53
  24.01-  36.00                                           11                        789,063.78                             1.22
  36.01-  48.00                                           13                      1,603,004.06                             2.48
  48.01-  60.00                                           11                      1,161,905.65                             1.80
  72.01-  84.00                                           24                      1,733,307.00                             2.68
  84.01-  96.00                                           17                      1,041,712.78                             1.61
 108.01- 120.00                                            1                         63,219.51                             0.10
 120.01- 132.00                                            6                      1,106,063.47                             1.71
 168.01- 176.00                                            1                        192,374.46                             0.30
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================


                           RBS Greenwich Capital                                                56





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Remaining Term (Months)                       Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----------------------                       --------------                  ----------------                 ----------------
  84.00-  84.00                                            1                        $20,952.33                            0.03%
  84.01-  96.00                                           10                        671,184.19                             1.04
  96.01- 108.00                                            8                        679,477.41                             1.05
 108.01- 120.00                                            3                        138,297.97                             0.21
 120.01- 132.00                                            1                         56,162.48                             0.09
 132.01- 144.00                                            4                        680,970.35                             1.05
 144.01- 156.00                                            5                        211,250.39                             0.33
 156.01- 168.00                                            2                         77,128.80                             0.12
 168.01- 180.00                                          123                     11,313,090.45                            17.48
 180.01- 192.00                                            1                        192,374.46                             0.30
 204.01- 216.00                                            1                         62,348.92                             0.10
 228.01- 240.00                                           22                      2,167,444.35                             3.35
 264.01- 276.00                                           12                        690,987.57                             1.07
 276.01- 288.00                                            9                        713,061.88                             1.10
 300.01- 312.00                                            9                        857,679.39                             1.33
 312.01- 324.00                                           10                      1,673,569.98                             2.59
 324.01- 336.00                                            8                        589,358.79                             0.91
 336.01- 348.00                                           23                      4,993,092.76                             7.71
 348.01- 359.00                                          109                     38,933,330.79                            60.15
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Combined Original LTV (%)                     Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------------                     --------------                  ----------------                 ----------------
28.57-30.00                                                1                       $992,974.94                            1.53%
30.01-40.00                                                1                         69,040.46                             0.11
40.01-50.00                                                1                         13,500.97                             0.02
50.01-60.00                                                5                        333,995.22                             0.52
60.01-70.00                                               30                      6,393,837.28                             9.88
70.01-80.00                                               94                     23,212,497.85                            35.87
80.01-90.00                                               78                     17,518,980.38                            27.07
90.01- 100.00                                            141                     15,297,988.61                            23.64
 100.01- 110.00                                            8                        743,059.62                             1.15
 110.01- 120.00                                            1                         65,066.14                             0.10
 120.01- 124.63                                            1                         80,821.79                             0.12
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================


                           RBS Greenwich Capital                                                57





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Credit Score                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------                                  --------------                  ----------------                 ----------------
Not Available                                              7                       $355,027.79                            0.55%
 421- 440                                                  2                        107,104.11                             0.17
 441- 460                                                  6                        707,792.23                             1.09
 461- 480                                                  5                        343,059.06                             0.53
 481- 500                                                 15                      1,043,915.52                             1.61
 501- 520                                                 13                      1,712,717.34                             2.65
 521- 540                                                 18                      2,762,091.51                             4.27
 541- 560                                                 22                      1,909,324.14                             2.95
 561- 580                                                 27                      3,806,320.06                             5.88
 581- 600                                                 31                      5,072,688.16                             7.84
 601- 620                                                 44                      7,635,727.59                            11.80
 621- 640                                                 29                      6,134,583.35                             9.48
 641- 660                                                 45                      8,296,288.39                            12.82
 661- 680                                                 20                      4,340,436.06                             6.71
 681- 700                                                 27                      7,531,426.80                            11.64
 701- 720                                                 14                      4,756,663.45                             7.35
 721- 740                                                 19                      3,624,339.90                             5.60
 741- 760                                                 16                      3,590,878.98                             5.55
 761- 762                                                  1                        991,378.82                             1.53
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
Property Type                                 Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                                 --------------                  ----------------                 ----------------
 Single Family                                           308                    $52,819,037.44                           81.61%
 PUD                                                      25                      6,133,859.61                             9.48
 Two Family                                               12                      3,048,485.75                             4.71
 Condominium                                              10                      2,224,427.43                             3.44
 Townhouse                                                 2                        240,000.00                             0.37
 Manufactured Housing                                      3                        208,113.67                             0.32
 Three Family                                              1                         47,839.36                             0.07
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================




                           RBS Greenwich Capital                                                58





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Purpose                                        Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------                                        --------------                 ----------------                 ----------------
 Purchase                                                 190                   $31,869,505.69                           49.24%
 Cash Out Refinance                                       137                    25,690,307.50                            39.69
 Refinance                                                 34                     7,161,950.07                            11.07
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     361                   $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Occupancy                                      Mortgage Loans                 the Cut-off Date                 the Cut-off Date
---------                                      --------------                 ----------------                 ----------------
 Primary                                                  355                   $62,881,204.63                           97.16%
 Second Home                                                3                     1,184,808.13                             1.83
 Investor                                                   3                       655,750.50                             1.01
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     361                   $64,721,763.26                          100.00%
================================================================================================================================

                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                    Number of                Outstanding as of                Outstanding as of
Documentation                                  Mortgage Loans                 the Cut-off Date                 the Cut-off Date
-------------                                  --------------                 ----------------                 ----------------
 Full                                                     177                   $29,945,486.61                           46.27%
 Stated                                                    96                    22,382,032.77                            34.58
 No Documentation                                          31                     6,003,661.10                             9.28
 Alternative                                               17                     2,986,045.51                             4.61
 Missing                                                   36                     2,838,619.59                             4.39
 Limited                                                    2                       445,061.53                             0.69
 Streamlined                                                2                       120,856.15                             0.19
--------------------------------------------------------------------------------------------------------------------------------
Total                                                     361                   $64,721,763.26                          100.00%
================================================================================================================================



                           RBS Greenwich Capital                                                59





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                 % of Aggregate
                                                                             Principal Balance                Principal Balance
                                                   Number of                 Outstanding as of                Outstanding as of
State                                         Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----                                         --------------                  ----------------                 ----------------
 Alabama                                                   5                       $286,056.09                            0.44%
 Arizona                                                   9                      1,763,476.92                             2.72
 Arkansas                                                  1                        103,567.68                             0.16
 California                                              142                     27,053,063.14                            41.80
 Colorado                                                  2                        588,945.95                             0.91
 Connecticut                                               2                         90,271.83                             0.14
 Florida                                                  16                      1,431,296.82                             2.21
 Georgia                                                  11                        815,856.06                             1.26
 Illinois                                                 16                      2,756,240.92                             4.26
 Indiana                                                   5                        323,286.17                             0.50
 Iowa                                                      1                         80,000.00                             0.12
 Kansas                                                    1                        119,914.01                             0.19
 Kentucky                                                  2                         83,454.85                             0.13
 Maine                                                     1                        517,524.88                             0.80
 Maryland                                                  7                      2,486,016.20                             3.84
 Massachusetts                                            11                      3,292,864.65                             5.09
 Michigan                                                 13                      1,292,039.67                             2.00
 Minnesota                                                 1                        399,000.00                             0.62
 Mississippi                                               2                        129,279.55                             0.20
 Missouri                                                  4                        349,798.56                             0.54
 Nebraska                                                  2                         83,000.00                             0.13
 New Jersey                                                6                      1,760,300.58                             2.72
 New York                                                 18                      5,288,781.30                             8.17
 North Carolina                                            3                        544,073.71                             0.84
 Ohio                                                      8                        410,722.71                             0.63
 Oklahoma                                                  1                         57,600.00                             0.09
 Pennsylvania                                              5                      1,011,457.99                             1.56
 Rhode Island                                              3                        206,935.11                             0.32
 South Carolina                                            3                        553,821.39                             0.86
 Tennessee                                                12                      1,815,594.95                             2.81
 Texas                                                    17                      1,765,174.92                             2.73
 Utah                                                      7                      1,132,438.18                             1.75
 Virginia                                                 10                      3,478,540.07                             5.37
 Washington                                                8                      1,856,084.57                             2.87
 Wisconsin                                                 6                        795,283.83                             1.23
--------------------------------------------------------------------------------------------------------------------------------
Total                                                    361                    $64,721,763.26                          100.00%
================================================================================================================================



                           RBS Greenwich Capital                                                60



   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                   Group III Mortgage Loans
                                                    As of the Cut-off Date


Total Current Balance                               $116,479,168
Total Original Balance                              $118,859,994

Number Of Loans                                            1,631

                                                                                        Minimum                  Maximum
Average Current Balance                               $71,415.80                       $2,704.04              $380,000.00
Average Original Balance                              $72,875.53                       $2,900.00              $380,000.00

Weighted Average Gross Coupon                              9.270%                          5.000                  18.000%

Weighted Average Original Term                            289.88  months                   36.00                   485.00  months
Weighted Average Remaining Term                           278.36  months                   26.00                   360.00  months
Weighted Average Seasoning                                 11.52  months                    1.00                   319.00  months

Weighted Average Combined Original LTV                     86.77%                          20.00                   120.33%

Weighted Average FICO Score                                  634                             410                      826

Top State Concentrations ($)                    17.18%  California,  10.53%  Florida,  7.08%  Illinois
Maximum Zip Code Concentration ($)              0.54%  11221



                           RBS Greenwich Capital                                                61



   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Agency                                         Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------                                         --------------                  ----------------                 ----------------
 Conforming                                             1,631                   $116,479,167.85                          100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Product                                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------                                        --------------                  ----------------                 ----------------
 Fixed Rate                                             1,037                    $85,761,564.92                           73.63%
 Fixed Rate Balloon                                       594                     30,717,602.93                            26.37
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Delinquency                                    Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----------                                    --------------                  ----------------                 ----------------
 Current                                                1,631                   $116,479,167.85                          100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Section 32                                     Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------                                     --------------                  ----------------                 ----------------
 Non Section 32                                         1,631                   $116,479,167.85                          100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================



                           RBS Greenwich Capital                                                62





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Lien Position                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                                  --------------                  ----------------                 ----------------
 First Lien                                               888                    $94,395,151.13                           81.04%
 Second Lien                                              743                     22,084,016.72                            18.96
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Note Type                                      Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                                      --------------                  ----------------                 ----------------
 Conventional                                           1,376                    $86,705,118.72                           74.44%
 FHA Uninsured                                              1                        128,982.18                             0.11
 PMI                                                      142                     23,561,216.01                            20.23
 Seller Financed Mortgage                                 112                      6,083,850.94                             5.22
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Amortization                                   Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------                                   --------------                  ----------------                 ----------------
 Balloon                                                  594                    $30,717,602.93                           26.37%
 Fully Amortizing                                       1,037                     85,761,564.92                            73.63
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Prepayment Penalty                             Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------------                             --------------                  ----------------                 ----------------
 No Prepayment Penalty                                    696                    $41,374,390.99                           35.52%
 Prepayment Penalty                                       935                     75,104,776.86                            64.48
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Seller Financed                                Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------------                                --------------                  ----------------                 ----------------
 Non Seller Financed                                    1,519                   $110,395,316.91                           94.78%
 Seller Financed                                          112                      6,083,850.94                             5.22
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================



                           RBS Greenwich Capital                                                63





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Loan Index                                     Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------                                     --------------                  ----------------                 ----------------
 Fixed Rate                                             1,631                   $116,479,167.85                          100.00%
--------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Loan Type                                      Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                                      --------------                  ----------------                 ----------------
 Non Sub Prime                                            300                    $36,558,723.73                           31.39%
 Sub Prime                                              1,331                     79,920,444.12                            68.61
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Current Balance ($)                            Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------                            --------------                  ----------------                 ----------------
 2,704-50,000                                             881                    $25,464,796.02                           21.86%
50,001- 100,000                                           373                     26,701,741.90                            22.92
 100,001- 150,000                                         182                     22,294,100.28                            19.14
 150,001- 200,000                                          92                     15,872,019.25                            13.63
 200,001- 250,000                                          54                     11,947,644.33                            10.26
 250,001- 300,000                                          38                     10,414,789.88                             8.94
 300,001- 350,000                                           6                      1,952,667.86                             1.68
 350,001- 380,000                                           5                      1,831,408.33                             1.57
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                64





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Gross Coupon (%)                               Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------                               --------------                  ----------------                 ----------------
  5.000-  5.000                                             1                        $41,033.22                            0.04%
  5.501-  6.000                                             1                        126,647.36                             0.11
  6.001-  6.500                                             7                        949,483.72                             0.82
  6.501-  7.000                                            51                      6,947,392.84                             5.96
  7.001-  7.500                                            95                     12,571,076.09                            10.79
  7.501-  8.000                                           191                     23,581,908.23                            20.25
  8.001-  8.500                                           122                     17,246,624.85                            14.81
  8.501-  9.000                                            99                     10,856,386.87                             9.32
  9.001-  9.500                                            68                      6,038,872.20                             5.18
  9.501- 10.000                                           106                      7,341,066.61                             6.30
 10.001- 10.500                                            59                      3,121,608.62                             2.68
 10.501- 11.000                                            95                      4,800,995.73                             4.12
 11.001- 11.500                                            52                      2,210,693.61                             1.90
 11.501- 12.000                                           141                      5,171,900.90                             4.44
 12.001- 12.500                                           103                      3,586,269.38                             3.08
 12.501- 13.000                                           133                      4,050,290.04                             3.48
 13.001- 13.500                                            40                      1,019,046.51                             0.87
 13.501- 14.000                                           164                      4,258,103.04                             3.66
 14.001- 14.500                                            27                        798,352.66                             0.69
 14.501- 15.000                                            74                      1,655,838.43                             1.42
 15.001- 15.500                                             1                        100,599.93                             0.09
 17.501- 18.000                                             1                          4,977.01                             0.00
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                65





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Original Term (Months)                         Mortgage Loans                  the Cut-off Date                 the Cut-off Date
----------------------                         --------------                  ----------------                 ----------------
  36.00-  36.00                                             1                         $2,704.04                            0.00%
  60.01-  72.00                                             1                         47,574.72                             0.04
  72.01-  84.00                                             1                         59,744.59                             0.05
  84.01-  96.00                                             1                         17,654.79                             0.02
  96.01- 108.00                                             1                          5,963.49                             0.01
 108.01- 120.00                                            13                        318,420.03                             0.27
 120.01- 132.00                                             3                        186,055.11                             0.16
 132.01- 144.00                                             5                        257,248.85                             0.22
 144.01- 156.00                                             3                         76,950.43                             0.07
 156.01- 168.00                                             3                        123,901.76                             0.11
 168.01- 180.00                                           872                     39,619,829.37                            34.01
 180.01- 192.00                                             9                        191,205.78                             0.16
 204.01- 216.00                                             1                         46,235.37                             0.04
 228.01- 240.00                                           138                      5,935,725.04                             5.10
 240.01- 252.00                                             1                         57,749.68                             0.05
 276.01- 288.00                                             1                          9,457.66                             0.01
 288.01- 300.00                                             5                        160,807.46                             0.14
 300.01- 312.00                                             1                         61,155.44                             0.05
 312.01- 324.00                                             2                        145,412.02                             0.12
 324.01- 336.00                                             3                        211,374.18                             0.18
 336.01- 348.00                                             2                        183,727.62                             0.16
 348.01- 360.00                                           549                     67,590,849.62                            58.03
>360.00                                                    15                      1,169,420.80                             1.00
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================




                           RBS Greenwich Capital                                                66





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Seasoning (Months)                             Mortgage Loans                  the Cut-off Date                 the Cut-off Date
------------------                             --------------                  ----------------                 ----------------
   1.00-  12.00                                         1,345                   $100,009,318.16                           85.86%
  12.01-  24.00                                            36                      3,211,489.98                             2.76
  24.01-  36.00                                            26                      1,683,935.97                             1.45
  36.01-  48.00                                            14                      1,138,243.09                             0.98
  48.01-  60.00                                             8                        368,937.68                             0.32
  60.01-  72.00                                             7                        250,655.60                             0.22
  72.01-  84.00                                            98                      5,433,731.10                             4.66
  84.01-  96.00                                            84                      3,925,103.33                             3.37
  96.01- 108.00                                             4                        173,551.56                             0.15
 108.01- 120.00                                             1                         40,191.68                             0.03
 132.01- 144.00                                             1                         61,127.97                             0.05
 144.01- 156.00                                             1                         78,662.54                             0.07
 156.01- 168.00                                             1                         23,238.01                             0.02
 192.01- 204.00                                             1                         34,352.06                             0.03
 216.01- 228.00                                             1                         15,434.83                             0.01
 228.01- 240.00                                             1                         12,125.92                             0.01
 252.01- 264.00                                             1                          9,457.66                             0.01
 312.01- 319.00                                             1                          9,610.71                             0.01
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                67





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Remaining Term (Months)                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----------------------                        --------------                  ----------------                 ----------------
  26.00-  36.00                                             3                        $16,771.57                            0.01%
  36.01-  48.00                                             1                          9,610.71                             0.01
  48.01-  60.00                                             4                        148,086.83                             0.13
  60.01-  72.00                                             3                        144,037.85                             0.12
  72.01-  84.00                                             4                         88,087.37                             0.08
  84.01-  96.00                                            73                      3,076,091.75                             2.64
  96.01- 108.00                                            35                      1,480,277.04                             1.27
 108.01- 120.00                                            10                        258,026.81                             0.22
 120.01- 132.00                                             8                        219,413.75                             0.19
 132.01- 144.00                                             9                        749,309.07                             0.64
 144.01- 156.00                                            22                      1,007,507.19                             0.86
 156.01- 168.00                                            14                        768,960.25                             0.66
 168.01- 180.00                                           755                     34,146,232.68                            29.32
 180.01- 192.00                                             3                        147,226.01                             0.13
 204.01- 216.00                                             4                        154,517.17                             0.13
 216.01- 228.00                                             9                        537,012.70                             0.46
 228.01- 240.00                                           103                      4,195,197.26                             3.60
 240.01- 252.00                                             1                         24,571.46                             0.02
 252.01- 264.00                                             4                        173,825.33                             0.15
 264.01- 276.00                                            45                      3,168,166.24                             2.72
 276.01- 288.00                                            11                        796,000.45                             0.68
 288.01- 300.00                                             3                        161,304.62                             0.14
 300.01- 312.00                                             2                         96,595.82                             0.08
 312.01- 324.00                                             9                        832,640.48                             0.71
 324.01- 336.00                                            10                      1,042,384.33                             0.89
 336.01- 348.00                                            31                      3,320,530.92                             2.85
 348.01- 360.00                                           455                     59,716,782.19                            51.27
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                           RBS Greenwich Capital                                                68





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Combined Original LTV (%)                      Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------------------                      --------------                  ----------------                 ----------------
  20.00-  20.00                                             3                        $66,369.61                            0.06%
  20.01-  30.00                                             7                        339,541.69                             0.29
  30.01-  40.00                                             8                        555,626.37                             0.48
  40.01-  50.00                                            17                      1,300,729.67                             1.12
  50.01-  60.00                                            36                      2,415,363.58                             2.07
  60.01-  70.00                                            85                      7,153,711.54                             6.14
  70.01-  80.00                                           254                     25,437,571.22                            21.84
  80.01-  90.00                                           259                     26,164,911.13                            22.46
  90.01- 100.00                                           932                     51,166,198.26                            43.93
 100.01- 110.00                                            28                      1,699,266.48                             1.46
 110.01- 120.00                                             1                         77,781.61                             0.07
 120.01- 120.33                                             1                        102,096.69                             0.09
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                69





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                     Number of                Outstanding as of                Outstanding as of
Credit Score                                    Mortgage Loans                 the Cut-off Date                 the Cut-off Date
------------                                    --------------                -----------------                -----------------
Not Available                                               15                      $742,056.65                            0.64%
 401- 420                                                    2                       134,426.62                             0.12
 421- 440                                                    2                        93,103.29                             0.08
 441- 460                                                   10                       802,030.64                             0.69
 461- 480                                                    9                       925,161.82                             0.79
 481- 500                                                   16                     1,381,121.22                             1.19
 501- 520                                                   38                     2,414,010.11                             2.07
 521- 540                                                   66                     4,661,526.05                             4.00
 541- 560                                                   95                     7,228,570.59                             6.21
 561- 580                                                  104                     6,674,664.66                             5.73
 581- 600                                                  128                     7,073,901.47                             6.07
 601- 620                                                  202                    12,884,204.20                            11.06
 621- 640                                                  219                    14,503,001.62                            12.45
 641- 660                                                  223                    16,438,284.95                            14.11
 661- 680                                                  164                    12,929,630.40                            11.10
 681- 700                                                  128                     9,685,280.87                             8.32
 701- 720                                                   76                     5,749,760.36                             4.94
 721- 740                                                   67                     6,304,646.75                             5.41
 741- 760                                                   39                     3,261,586.80                             2.80
 761- 780                                                   22                     1,907,352.44                             1.64
 781- 800                                                    5                       626,531.03                             0.54
 801- 826                                                    1                        58,315.31                             0.05
---------------------------------------------------------------------------------------------------------------------------------
Total                                                    1,631                  $116,479,167.85                          100.00%
=================================================================================================================================

                           RBS Greenwich Capital                                                70





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Property Type                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                                  --------------                  ----------------                 ----------------
 Single Family                                          1,299                    $84,964,187.56                           72.94%
 Two Family                                                75                     10,795,821.40                             9.27
 PUD                                                       99                      7,189,792.91                             6.17
 Condominium                                               89                      5,520,055.70                             4.74
 Three Family                                              24                      3,193,339.21                             2.74
 Four Family                                               18                      3,086,978.16                             2.65
 Multi-Family                                               8                        594,374.58                             0.51
 Townhouse                                                 11                        514,869.39                             0.44
 Mobile Home                                                3                        212,984.99                             0.18
 Manufactured Housing                                       3                        178,233.44                             0.15
 Condo High-Rise                                            1                        123,910.25                             0.11
 Two-Four Family                                            1                        104,620.26                             0.09
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Purpose                                        Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------                                        --------------                  ----------------                 ----------------
 Purchase                                                 920                    $63,225,682.42                           54.28%
 Cash Out Refinance                                       596                     43,651,106.18                            37.48
 Refinance                                                115                      9,602,379.25                             8.24
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Occupancy                                      Mortgage Loans                  the Cut-off Date                 the Cut-off Date
---------                                      --------------                  ----------------                 ----------------
 Primary                                                1,540                   $107,734,240.83                           92.49%
 Investor                                                  81                      7,499,545.18                             6.44
 Second Home                                               10                      1,245,381.84                             1.07
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================




                           RBS Greenwich Capital                                                71





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
Documentation                                  Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-------------                                  --------------                  ----------------                 ----------------
 Full                                                     678                    $40,687,289.26                           34.93%
 No Documentation                                         339                     33,190,288.14                            28.49
 Stated                                                   357                     26,605,521.76                            22.84
 Missing                                                  184                     10,109,696.56                             8.68
 Alternative                                               45                      3,063,272.80                             2.63
 Limited                                                   22                      2,374,529.70                             2.04
 Streamlined                                                6                        448,569.63                             0.39
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================


                           RBS Greenwich Capital                                                72





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
State                                          Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----                                          --------------                  ----------------                 ----------------
 Alabama                                                   16                       $848,007.89                            0.73%
 Alaska                                                     1                         59,823.70                             0.05
 Arizona                                                   59                      3,621,401.25                             3.11
 Arkansas                                                   4                        169,129.53                             0.15
 California                                               256                     20,015,843.74                            17.18
 Colorado                                                  27                      2,843,656.45                             2.44
 Connecticut                                               23                      1,193,703.92                             1.02
 Delaware                                                   1                        129,858.38                             0.11
 District Of Columbia                                       1                        118,158.92                             0.10
 Florida                                                  163                     12,266,974.67                            10.53
 Georgia                                                   46                      3,135,907.77                             2.69
 Hawaii                                                     9                        799,777.80                             0.69
 Idaho                                                      6                        273,545.14                             0.23
 Illinois                                                  96                      8,252,021.23                             7.08
 Indiana                                                   58                      3,779,784.81                             3.25
 Iowa                                                      14                        523,363.48                             0.45
 Kansas                                                     3                        439,852.40                             0.38
 Kentucky                                                  17                        965,965.57                             0.83
 Louisiana                                                 16                      1,194,240.62                             1.03
 Maine                                                      1                         33,842.63                             0.03
 Maryland                                                  27                      1,884,353.68                             1.62
 Massachusetts                                             12                      2,064,734.99                             1.77
 Michigan                                                  63                      3,379,197.50                             2.90
 Minnesota                                                 13                        928,798.54                             0.80
 Mississippi                                                7                        668,647.26                             0.57
 Missouri                                                  40                      2,059,520.99                             1.77
 Montana                                                    2                        180,549.37                             0.16
 Nebraska                                                   2                         53,541.10                             0.05
 Nevada                                                    27                      2,186,027.56                             1.88
 New Hampshire                                              7                        884,430.81                             0.76
 New Jersey                                                21                      3,069,876.44                             2.64
 New Mexico                                                 9                        758,688.93                             0.65
 New York                                                  66                      7,963,086.74                             6.84
 North Carolina                                            32                      2,915,446.41                             2.50
 Ohio                                                      92                      4,138,615.78                             3.55
 Oklahoma                                                   7                        310,080.31                             0.27
 Oregon                                                    27                      1,135,745.42                             0.98
 Pennsylvania                                              41                      3,017,801.29                             2.59
 Rhode Island                                              13                        811,180.35                             0.70
(Continued)


                           RBS Greenwich Capital                                                73





   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                                  % of Aggregate
                                                                              Principal Balance                Principal Balance
                                                    Number of                 Outstanding as of                Outstanding as of
State                                          Mortgage Loans                  the Cut-off Date                 the Cut-off Date
-----                                          --------------                  ----------------                 ----------------
(Continued)
 South Carolina                                            28                      1,874,647.19                             1.61
 South Dakota                                               2                         37,440.62                             0.03
 Tennessee                                                 38                      2,983,585.34                             2.56
 Texas                                                    141                      6,520,881.17                             5.60
 Utah                                                      26                      1,320,342.63                             1.13
 Virginia                                                  15                      1,354,196.65                             1.16
 Washington                                                47                      2,971,685.50                             2.55
 Wisconsin                                                  8                        288,624.63                             0.25
 Wyoming                                                    1                         52,580.75                             0.05
---------------------------------------------------------------------------------------------------------------------------------
Total                                                   1,631                   $116,479,167.85                          100.00%
=================================================================================================================================

                           RBS Greenwich Capital                                                74
